                      1933 Act Registration No. 33-33316
                      1940 Act Registration No. 811-6036

     As filed with the Securities and Exchange Commission on March 1, 1996


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 _____________

                                 FORM N-1A
                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                    Post-Effective Amendment No. 20   ( X )

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 22  ( X )
                       (Check appropriate box or boxes)

                                 ____________


                   GOLDMAN SACHS EQUITY PORTFOLIOS, INC.
                    (Formerly GS Capital Growth Fund, Inc.)
              (Exact name of registrant as specified in charter)

                              One New York Plaza
                           New York, New York 10004
                   (Address of principal executive offices)

              Registrant's Telephone Number, including Area Code
                                 212-902-0800

                                 _____________

                                          with a copy to:
Michael J. Richman                        Ernest V. Klein
Goldman Sachs Asset Management            Hale and Dorr
85 Broad Street                           60 State Street
New York, New York                        Boston, Massachusetts
10004                                     02109

                    (name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

(   )       immediately upon filing pursuant to paragraph (b)
(   )       on (date) pursuant to paragraph (b)
( X )       60 days after filing pursuant to paragraph (a)(i)
(   )       on (date) pursuant to paragraph (a)(i)
(   )       75 days after filing pursuant to paragraph (a)(ii)
(   )       on (date) pursuant to paragraph (a)(ii) of rule 485


REGISTRANT HAS REGISTERED AN UNLIMITED NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. IT IS ANTICIPATED THAT ON OR ABOUT MARCH 31, 1996, REGISTRANT WILL FILE A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING JANUARY 31, 1996.

                             CROSS REFERENCE SHEET
                         (as required by Rule 495(a)*)


N-1A ITEM NO.                           LOCATION
-------------                           --------


PART A                                  CAPTION
------                                  -------

Goldman Sachs Balanced Fund, Goldman Sachs Select Equity Fund, Goldman Sachs
-----------------------------------------------------------------------------
Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small
-------------------------------------------------------------------------------
Cap Fund, Goldman Sachs International Equity Fund and Goldman Sachs Asia Growth
--------------------------------------------------------------------------------
Fund-Class A Shares and Class B Shares
--------------------------------------

Item 1.     Cover Page                    Cover Page

Item 2.     Synopsis                      Fund Highlights; Fees and Expenses

Item 3.     Condensed Financial           Not Applicable
            Information

Item 4.     General Description           Cover Page; Fund Highlights;
            of Registrant                 Fees and Expenses; Investment
                                          Objectives and Policies; Special
                                          Investment Methods and Risk Factors;
                                          Distribution and Authorized Dealer
                                          Service Plan; Reports to Shareholders;
                                          Shares of the Company; Additional
                                          Information

Item 5.     Management of Fund            Management

Item 6.     Capital Stock and             Dividends; Taxation; Shares of
            Other Securities              the Company; Additional Information

Item 7.     Purchase of Securities        How to Invest; Net Asset
            Being Offered                 Value; Additional Information

Item 8.     Redemption or                 How to Sell Shares of the
            Repurchase                    Funds; Additional Information

Item 9.     Pending Legal                 Not Applicable
            Proceedings


PART B

Goldman Sachs Balanced Fund, Goldman Sachs Select Equity Fund, Goldman Sachs
----------------------------------------------------------------------------
Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small
------------------------------------------------------------------------------
Cap Fund, Goldman Sachs
-----------------------

International Equity Fund and Goldman Sachs Asia Growth Fund-Class A Shares and
-------------------------------------------------------------------------------
Class B Shares
--------------


Item 10.    Cover Page                    Cover Page

Item 11.    Table of Contents             Table of Contents

Item 12.    General Information           Introduction
            and History

Item 13.    Investment Objectives         Investment Objective and
            and Policies                  Policies; Investment
                                          Restrictions

Item 14.    Management of the             Management
            Registrant

Item 15.    Control Persons and           Not Applicable
            Principal Holders of
            Securities

Item 16.    Investment Advisory and       Management
            Other Services

Item 17.    Brokerage Allocation          Portfolio Transactions
            and Other Practices

Item 18.    Capital Stock and             Shares of the Company
            Other Securities

Item 19.    Purchase, Redemption          Management; Net Asset of
            and Pricing of                Value; Other Information
            Securities Being              Regarding Purchases,
            Offered                       Redemptions, Exchanges and
                                          Dividends

Item 20.    Tax Status                    Taxation

Item 21.    Underwriters                  Management -- Distributor and
                                          Transfer Agent; Management --
                                          Distribution Plan

Item 22.    Calculation of                Performance Information
            Performance Data


Item 23.    Financial Statements          Not Applicable

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

*THIS POST-EFFECTIVE AMENDMENT IS BEING FILED SOLELY TO REGISTER THE OFFERING OF CLASS B SHARES OF GOLDMAN SACHS BALANCED FUND,GOLDMAN SACHS SELECT EQUITY FUND, GOLDMAN SACHS GROWTH AND INCOME FUND, GOLDMAN SACHS CAPITAL GROWTH FUND, GOLDMAN SACHS SMALL CAP EQUITY FUND, GOLDMAN SACHS INTERNATIONAL EQUITY FUND AND GOLDMAN SACHS ASIA GROWTH FUND. EACH OF THE FUNDS ARE AN EXISTING SERIES OF GOLDMAN SACHS EQUITY PORTFOLIOS,INC.

PROSPECTUS

May 1, 1996




        TABLE OF CONTENTS




                                         PAGE
                                         ----
Fund Highlights........................    3
Fees and Expenses......................    7
Financial Highlights...................   10
Investment Objectives and Policies.....   14
Special Investment Methods and Risk
 Factors...............................   19
Investment Restrictions................   31
Portfolio Turnover.....................   31
Management.............................   32
Reports to Shareholders................   36
How to Invest..........................   36
Shareholder Services Available to Class
 A and Class B Shareholders............   42
Distribution and Authorized Dealer
 Service Plans.........................   44
How to Sell Shares of the Funds........   46
Dividends..............................   47
Net Asset Value........................   48
Performance Information................   48
Shares of the Company..................   49
Taxation...............................   50
Additional Information.................   51
Appendix ..............................  A-1
Account Application


THE GOLDMAN SACHS
EQUITY PORTFOLIOS
CLASS A AND B SHARES

GOLDMAN SACHS BALANCED FUND
   Seeks current income and long-term capi-tal growth through investments in equity and fixed income securities.

GOLDMAN SACHS SELECT EQUITY FUND
  Seeks total return through investments
  in equity securities consisting of capi-tal appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard and Poor's Index of 500 Common Stocks.

GOLDMAN SACHS GROWTH AND INCOME FUND
  Seeks long-term growth of capital and
  growth of income through investments in
  equity securities that the Fund's In-
  vestment Adviser considers to have fa-
  vorable prospects for capital apprecia-
  tion and/or dividend paying ability.

GOLDMAN SACHS CAPITAL GROWTH FUND
  Seeks long-term growth of capital
  through investments in equity securities of companies that the Fund's Investment
  Adviser considers to have long-term cap-ital appreciation potential.

GOLDMAN SACHS SMALL CAP EQUITY FUND
  Seeks long-term capital growth through
  investments in equity securities of com-panies with public stock market capital-izations of $1 billion or less at the time of investment.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
  Seeks long-term capital appreciation
  through investments in equity securities of companies that are organized outside the U.S. or whose securities are princi-pally traded outside the U.S.

GOLDMAN SACHS ASIA GROWTH FUND
  Seeks long-term capital appreciation
  through investments in equity securities of companies related (in the manner de-scribed herein) to Asian countries.
                    (continued on next page)

                                  ----------
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF EMERGING MARKETS AND OTHER FOREIGN ISSUERS AND OF COMPANIES WHOSE SECURITIES ARE PRINCIPALLY TRADED OUTSIDE THE UNITED STATES, AND INVESTMENTS QUOTED OR DENOMINATED IN FOREIGN CURRENCIES, AS WELL AS THE MANAGEMENT TECHNIQUES EMPLOYED BY THE FUNDS, ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN AND OTHER EMERGING MARKET COUNTRIES IN WHICH THE ASIA GROWTH AND INTERNATIONAL EQUITY FUNDS WILL INVEST ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. THE FUNDS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH SUCH INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "SPECIAL INVESTMENT METHODS AND RISK FACTORS."

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as investment adviser to the Capital Growth and Select Equity Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. GSAM, GSFM and GSAMI are referred to in this Prospectus as the "Investment Adviser." GSAM serves as each Fund's administrator and Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Equity Portfolios, Inc. (the "Company") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1996, containing further information about the Company and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission, is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus.

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS GOLDMAN SACHS EQUITY PORTFOLIOS, INC.?

   Goldman Sachs Equity Portfolios, Inc. is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objective.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies" and "Special Investment Methods and Risk Factors."

   GOLDMAN SACHS BALANCED FUND--The Fund's investment objective is to provide shareholders with current income and long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in fixed income senior securities and the remainder of its assets in equity securities, other fixed income securities and cash. Under normal market conditions, the Investment Adviser expects that the Fund generally will invest between 50% and 70% of its total assets in equity securities.

   GOLDMAN SACHS SELECT EQUITY FUND--The investment objective of the Fund is to provide investors with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the Standard & Poor's Index of 500 Common Stocks (the "S&P 500 Index"). Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's risk to reward ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to the S&P 500 Index.

   GOLDMAN SACHS GROWTH AND INCOME FUND--The Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights, and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in fixed income securities.

   GOLDMAN SACHS CAPITAL GROWTH FUND--The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, convertible securities, preferred stocks, warrants and stock purchase rights, and interests in real estate investment trusts. The Fund may also invest up to 25% of its total assets in fixed income securities.

   GOLDMAN SACHS SMALL CAP EQUITY FUND--The Fund's investment objective is long-term capital growth. Dividend income, if any, is an incidental consideration. The Fund seeks to achieve its investment objective by investing, under normal conditions, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. The Fund may invest up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities.

   GOLDMAN SACHS INTERNATIONAL EQUITY FUND--The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies organized outside the United States or whose securities are principally traded outside the United States. Many of the countries in which the Fund may invest have emerging economies or securities markets which involve certain risks. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may also invest up to 35% of its total assets in fixed income securities of foreign and domestic corporations, mortgage- and asset-backed issuers and the U.S. Government, foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and fixed income securities issued or guaranteed by international or supranational entities that, in the opinion of the Investment Adviser, offer the potential to enhance total return.

   GOLDMAN SACHS ASIA GROWTH FUND--The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies in China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand which are considered by the Investment Adviser to have long-term capital appreciation potential. Concentration of the Fund's assets in one or a few of the Asian countries will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. The Fund may also invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may employ certain currency techniques to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. See "Special Investment Methods and Risk Factors--Foreign Transactions."

  WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objective will be achieved.

   There are certain risks associated with the investment policies of each of the Funds. For instance, to the extent that a Fund invests in the securities and related financial instruments of small to medium sized market capitalization companies, a Fund may be exposed to a higher degree of risk and price volatility because such securities may lack sufficient liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. A Fund's use of certain investment techniques, including derivatives, forward contracts and options and futures transactions, will subject a Fund to greater risk than funds that do not employ such techniques. To the extent that a Fund invests in securities of non-U.S. issuers and foreign currencies, the Fund may face risks that are different from those associated with investment in domestic securities. The risks of foreign investments and currencies include changes in relative currency exchange rates, political and economic developments and the imposition of exchange controls or other governmental confiscation or restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries will involve greater risks than investments in the developed countries of Western Europe, the U.S. and Japan. In addition, because the International Equity and Asia Growth Funds will invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. In particular, the securities markets of the developing countries of Asia are marked by high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  WHO MANAGES THE FUNDS?

   Goldman Sachs Asset Management, acts as administrator to each Fund and serves as the Investment Adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Capital Growth and Select Equity Funds. Goldman Sachs Asset Management International, London, England serves as Investment Adviser to the Asia Growth Fund and sub-adviser to the International Equity Fund. As of January 31, 1996, the Investment Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $57 billion.

  WHO DISTRIBUTES THE FUND'S SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

  WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment for purchases of shares of a Fund is $1,500. The minimum initial investment for tax sheltered retirement plans is $250. The minimum investment is $50 for purchases made through the Automatic Investment Plan. The minimum subsequent investment is $50. See "How to Invest--How to Buy Shares of the Funds."

  HOW DO I PURCHASE SHARES?

   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest--Offering Price."

  WHAT ARE MY PURCHASE ALTERNATIVES?

   The Funds offer two classes of shares through this Prospectus which may be purchased at the next determined Net Asset Value ("NAV") plus a sales charge which, depending on the class of shares you chose for investment, may either be imposed at the time of purchase (Class A shares) or on a contingent deferred basis at the time of redemption (Class B shares). Class A share accounts over $1 million may also be subject to a contingent deferred sales charge at the time of certain redemptions.

                              MAXIMUM FRONT           MAXIMUM CONTINGENT
   ALL FUNDS                 END SALES CHARGE       DEFERRED SALES CHARGE
   ---------                 ----------------       ---------------------
   Class A..................       5.5%                      N/A
   Class B..................        N/A       5% declining to 0% after six years

   Over time, the deferred sales charge and distribution fees attributable to Class B shares will exceed the initial sales charge and the distribution fees attributable to Class A shares. See "How to Invest--Alternative Purchase Arrangements."

  HOW DO I SELL MY SHARES?

   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge with respect to Class B shares. See "How to Invest-- How to Sell Shares of the Funds."

  HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

   Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains for each taxable year, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends. The Balanced and Growth and Income Funds will pay dividends in respect of net investment income quarterly. Each other Fund will pay dividends in respect of net investment income at least annually. All of the Funds will pay dividends in respect of net realized long-term and short-term capital gains at least annually.

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Portfolios") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust, if you hold Class A shares of a Fund, or ILA Class B Units of the Prime Obligations Portfolio, if you hold Class B shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                                                            GROWTH                                 SMALL
                                         SELECT               AND              CAPITAL              CAP
                     BALANCED            EQUITY             INCOME             GROWTH             EQUITY
                       FUND               FUND               FUND               FUND               FUND
                  ------------------ ------------------ ------------------ ------------------ ------------------
                  CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B CLASS A    CLASS B
                  -------    ------- -------    ------- -------    ------- -------    ------- -------    -------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases...   5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none     5.5%/1/   none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends......  none       none    none       none    none       none    none       none    none       none
 Maximum Deferred
  Sales Charge...  none/1/       5%   none/1/       5%   none/1/       5%   none/1/       5%   none/1/       5%
 Redemption
  Fees/2/........  none       none    none       none    none       none    none       none    none       none
 Exchange
  Fees/2/........  none       none    none       none    none       none    none       none    none       none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage of average daily net assets)
 Management Fees
  (including,
  after
  applicable
  limitations,
  advisory and
  administration
  fees)..........  0.65%      0.65%   0.59%      0.59%   0.70%      0.70%   1.00%      1.00%   1.00%      1.00%
 Distribution
  (Rule 12b-1)
  Fees/3/ (after
  applicable
  limitations)...  0.00%      0.75%   0.21%      0.75%   0.00%      0.75%   0.00%      0.75%   0.00%      0.75%
Other Expenses:
 Authorized
  Dealer Service
  Fees...........  0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%   0.25%      0.25%
 Other Expenses
  (after
  applicable
  limitations)...  0.10%/4/   0.10%   0.21%/6/   0.21%   0.26%/6/   0.26%   0.13%      0.13%   0.28%      0.28%
                   ----       ----    ----       ----    ----       ----    ----       ----    ----       ----
TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATION).....  1.00%/5/   1.75%   1.26%/6/   1.80%   1.21%/6/   1.96%   1.38%/5/   2.13%   1.53%/5/   2.28%
                   ====       ====    ====       ====    ====       ====    ====       ====    ====       ====
                       INT'L                 ASIA
                      EQUITY                GROWTH
                       FUND                  FUND
                  --------------------- ------------------
                  CLASS A    CLASS B    CLASS A    CLASS B
                  ---------- ---------- ---------- -------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases...   5.5%/1/   none        5.5%/1/   none
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends......  none       none       none       none
 Maximum Deferred
  Sales Charge...  none/1/       5%      none/1/       5%
 Redemption
  Fees/2/........  none       none       none       none
 Exchange
  Fees/2/........  none       none       none       none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage of average daily net assets)
 Management Fees
  (including,
  after
  applicable
  limitations,
  advisory and
  administration
  fees)..........  1.00%      1.00%      1.00%      1.00%
 Distribution
  (Rule 12b-1)
  Fees/3/ (after
  applicable
  limitations)...  0.21%      0.75%      0.21%      0.75%
Other Expenses:
 Authorized
  Dealer Service
  Fees...........  0.25%      0.25%      0.25%      0.25%
 Other Expenses
  (after
  applicable
  limitations)...  0.35%      0.35%/6/   0.39%/6/   0.39%
                  ---------- ---------- ---------- -------
TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATION).....  1.67%/6/   2.25%      1.71%/6/   2.39%
                  ========== ========== ========== =======

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                         ------ ------- ------- --------
Balanced Fund
 Class A shares................................   $65    $ 85    $N/A     $N/A
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
Select Equity Fund
 Class A shares................................    67      93     120      199
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
Growth and Income Fund
 Class A shares................................    67      92     118      194
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
Capital Growth Fund
 Class A shares................................    68      96     126      212
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
Small Cap Equity Fund
 Class A shares................................    70     101     134      227
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
International Equity Fund
 Class A shares................................    71     105     141      242
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................
Asia Growth Fund
 Class A shares................................    71     106     143      246
 Class B shares
 --Assuming complete redemption at end of peri-
  od...........................................
 --Assuming no redemption......................

The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase. Therefore, Class A expenses are used in the hypothetical example after year eight.
--------

/1/As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price."

/2/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Portfolios or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/3/Goldman Sachs voluntarily has agreed to waive the entire distribution fee attributable to Class A Shares of the Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds. In addition, Goldman Sachs voluntarily has agreed to waive a portion of the distribution fee attributable to Class
  A Shares of the Select Equity, International Equity and Asia Growth Funds. Goldman Sachs has no current intention of modifying or discontinuing such limitations but may do so in the future at its discretion. Without this waiver, the distribution fees payable by these Funds would be 0.25% annually of average daily net assets and the Funds' Total Operating Expenses would be correspondingly higher. During the fiscal year, February 1, 1995 through May 31, 1995, the Authorized Dealer Service Plan was not in existence and the Distribution (Rule 12b-1) Fees with respect to all the Funds (including those referred to above) were contractually set at 0.50%. However, during that period, Goldman Sachs agreed to limit the amount of the fees payable by the Funds under their distribution plan to 0.25%. Because of the Distribution Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies.

/4/The Investment Adviser has voluntarily agreed to reduce or limit certain
  "Other Expenses" of the Balanced Fund (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10% of the average daily net assets of the Balanced Fund. The Investment Adviser to the Fund has no current intention of modifying or discontinuing such limitation but may do so in the future at its discretion.

/5/Based on estimated amounts for the current fiscal year. If Goldman Sachs and the Investment Advisers had not agreed to the limits described above, the "Other Expenses" and "Total Operating Expenses," respectively, of the Funds would be (as a percentage of average daily net assets): Balanced--0.55% and 1.70%, in the case of Class A Shares and % and % in the case of Class B Shares, Capital Growth--0.13% and 1.63%, in the case of Class A Shares and % and % in the case of Class B Shares and Small Cap Equity--0.28% and 1.78%, in the case of Class A Shares and % and % in the case of Class B Shares. The annual "Management Fees," "Distribution Fees," "Other Expenses" and "Total Operating Expenses," respectively, incurred by each Fund during the fiscal year ended January 31, 1996 (expressed as a percentage of average daily net assets after fee adjustments and expense limitations) were as follows: Balanced--0.65%, 0.25%, 0.10% and 1.00%, Capital Growth--1.00%,
  0.25%, 0.13% and 1.38% and Small Cap Equity--1.00%, 0.25%, 0.28% and 1.53%.
  See "Management--Investment Advisers, Subadviser and Administrator" and "Distribution and Authorized Dealer Service Plan."

/6/Based on estimated amounts for the current fiscal year. The Investment
  Advisers and GSAM have voluntarily agreed to limit their advisory and administration fees to the following, respectively, (as a percentage of average daily net assets): Select Equity Fund--0.44% and 0.15%, International Equity Fund--0.71% and 0.15% and Asia Growth Fund--0.71% and 0.15%. In addition, the Investment Advisers and GSAM have voluntarily agreed to reduce or limit certain "Other Expenses" of the Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding transfer agency fees estimated to be 0.15%, 0.15%, 0.11% and 0.15%, respectively, of average daily net assets, advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.06%, 0.11%, 0.24% and 0.24%, respectively, of the Select Equity, Growth and Income, International Equity and Asia Growth Fund's average daily net assets. The Investment Advisers and GSAM have no current intention of modifying or discontinuing any of such limitations but may do so in the future at their discretion. Without such limitations, "Management Fees," "Other Expenses" and "Total Operating Expenses," respectively, estimated to be incurred by each Fund would be as follows: Select Equity--0.75%, 0.38% and 1.63%, Growth and Income--0.70%, 0.26% and 1.46%, International Equity--1.00%, 0.45% and 1.95% and Asia Growth--1.00%, 0.50% and 2.00%. The annual "Management Fees," "Distribution Fees," "Other Expenses" and "Total Operating Expenses," respectively, incurred by the Select Equity, Growth and Income, International Equity and Asia Growth Funds during the fiscal year ended January 31, 1996 (expressed as a percentage of average daily net assets after fee adjustments) were as follows: Select Equity--0.75%, 0.25%, 0.38% and 1.38%, Growth and Income-- 0.70%, 0.25%, 0.30% and 1.25%, International Equity--1.00%, 0.25%, 0.48% and
  1.73% and Asia Growth--1.00%, 0.25%, 0.65% and 1.90%.

  The information with respect to the Funds set forth in the foregoing table and hypothetical example relates only to Class A Shares. The Select Equity, Growth and Income, International Equity and Asia Growth Funds, but not the other Funds, also offers Institutional and Service Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A Shares and Class B Shares. Information regarding Institutional and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus. Class B Shares convert to Class A Shares seven years after purchase; therefore; Class A expenses are used in the hypothetical example after year seven.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on estimated fees and expenses for the current fiscal year and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers, Subadviser and Administrator."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus.

-------------------------------------------------------------------------------

                  BALANCED FUND                    FOR THE YEAR FOR THE PERIOD
                                                      ENDED         ENDED
                                                   JANUARY 31,   JANUARY 31,
                                                       1996        1995(A)
                                                   ------------ --------------
Net asset value, beginning of period.............     $            $ 14.18
                                                      ------       -------
Income from investment operations:
 Net investment income...........................                     0.10
 Net realized and unrealized gain on investment
  transactions...................................                     0.02
                                                      ------       -------
 Total income from investment operations.........                     0.12
                                                      ------       -------
Distributions to shareholders:
 From net investment income......................                    (0.08)
                                                      ------       -------
 Total distributions to shareholders.............                    (0.08)
                                                      ------       -------
Net increase in net asset value..................                     0.04
                                                      ------       -------
Net asset value, end of period...................                  $ 14.22
                                                      ======       =======
Total return(b)..................................                     0.87 %(d)
Ratio of net expenses to average net assets......                     1.00 %(c)
Ratio of net investment income to average net as-
 sets............................................                     3.39 %(c)
Portfolio turnover rate..........................                    14.71 %
Net assets at end of period (in thousands).......                  $ 7,510
Ratios assuming no voluntary waiver of distribu-
 tion fees or expense limitations:
 Ratio of expenses to average net assets.........                     8.29 %(c)
 Ratio of net investment loss to average net as-
  sets...........................................                    (3.90)%(c)

--------
(a) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not Annualized.

-------------------------------------------------------------------------------

   SELECT EQUITY FUND           FOR THE YEAR ENDED                FOR THE
                                    JANUARY 31,                 PERIOD ENDED
                          -----------------------------------   JANUARY 31,
                           1996   1995      1994       1993       1992(a)
                          ------ -------   -------   --------   ------------
Net asset value,
 beginning of period.....        $ 15.93   $ 15.46   $  15.05     $  14.17
                          ------ -------   -------   --------     --------
Income (loss) from
 investment operations:
 Net investment income...           0.20      0.17       0.22         0.11
 Net realized and
  unrealized gain (loss)
  on investments, options
  and futures............          (0.38)     2.08       0.41         0.88
                          ------ -------   -------   --------     --------
 Total income (loss) from
  investment operations..          (0.18)     2.25       0.63         0.99
                          ------ -------   -------   --------     --------
Distributions to
 shareholders:
 From net investment
  income.................          (0.20)    (0.17)     (0.22)       (0.11)
 From net realized gain
  on investment and
  futures transactions...          (0.94)    (1.61)       --           --
                          ------ -------   -------   --------     --------
 Total distributions to
  shareholders...........          (1.14)    (1.78)     (0.22)       (0.11)
                          ------ -------   -------   --------     --------
Net increase (decrease)
 in net asset value......          (1.32)     0.47       0.41         0.88
                          ------ -------   -------   --------     --------
Net asset value, end of
 period..................        $ 14.61   $ 15.93   $  15.46     $  15.05
                          ====== =======   =======   ========     ========
Total return(b)..........          (1.10)%   15.12 %     4.30 %       7.01 %(d)
Ratio of net expenses to
 average net assets......           1.38 %    1.42 %     1.28 %       1.57 %(c)
Ratio of net investment
 income to average net
 assets..................           1.33 %    0.92 %     1.30 %       1.24 %(c)
Portfolio turnover rate..          56.18 %   87.73 %   144.93 %     135.02 %(c)
Net assets at end of
 period (in thousands)...        $94,968   $92,769   $117,757     $151,142
Ratios assuming no
 voluntary waiver of
 distribution fees:
 Ratio of expenses to
  average net assets.....           1.63 %    1.67 %     1.53 %       1.82 %(c)
 Ratio of net investment
  income to average net
  assets.................           1.08 %    0.67 %     1.05 %       0.99 %(c)

-------------------------------------------------------------------------------

          GROWTH AND INCOME FUND         FOR THE YEAR ENDED       FOR THE
                                            JANUARY 31,         PERIOD ENDED
                                         ------------------     JANUARY 31,
                                                                ------------
                                           1996     1995          1994(f)
                                         ------------------     ------------
Net asset value, beginning of period....          $   15.79       $ 14.18
                                         -------- ---------       -------
Income from investment operations:
 Net investment income..................               0.20 (e)      0.15
 Net realized and unrealized gain on
  investments and options...............               0.30 (e)      1.68
                                         -------- ---------       -------
 Total income from investment
  operations............................               0.50          1.83
                                         -------- ---------       -------
Distributions to shareholders:
 From net investment income.............              (0.20)        (0.15)
 From net realized gain on investment
  and option transactions...............              (0.33)        (0.06)
 In excess of net investment income.....              (0.07)        (0.01)
                                         -------- ---------       -------
 Total distributions to shareholders....              (0.60)        (0.22)
                                         -------- ---------       -------
Additional paid-in capital..............               0.11 (e)       --
                                         -------- ---------       -------
Net increase in net asset value.........               0.01          1.61
                                         -------- ---------       -------
Net asset value, end of period..........          $   15.80       $ 15.79
                                         ======== =========       =======
Total return(b).........................               3.97 %       13.08 %(d)
Ratio of net expenses to average net
 assets.................................               1.25 %        1.25 %(c)
Ratio of net investment income to
 average net assets.....................               1.28 %        1.23 %(c)
Portfolio turnover rate.................              71.80 %      102.23 %(d)
Net assets at end of period (in
 thousands).............................          $ 193,772       $41,528
Ratios assuming no voluntary waiver of
 distribution fees or expense
 limitations:
 Ratio of expenses to average net
  assets................................               1.58 %        3.24 %(c)
 Ratio of net investment income (loss)
  to average net assets.................               0.95 %       (0.76)%(c)

--------
(a) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account. For the year ended January 31, 1995, total return for the Growth and Income Fund, excluding additional paid in capital, would be 3.34%.
(c) Annualized.
(d) Not annualized.
(e) Calculated based on the average shares outstanding methodology.
(f) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.

-------------------------------------------------------------------------------

          CAPITAL GROWTH               FOR THE YEAR ENDED                      FOR THE
           FUND                            JANUARY 31,                       PERIOD ENDED
                           ------------------------------------------------  JANUARY 31,
                            1996     1995       1994       1993      1992      1991(a)
                           ------- --------   --------   --------  --------  ------------
 Net asset value,                  $  15.96   $  14.64   $  13.65  $  11.10    $  11.34
  beginning of period....  ------- --------   --------   --------  --------    --------
 Income (loss) from
  investment operations:
  Net investment income..              0.03       0.02       0.06      0.28        0.34
  Net realized and
   unrealized gain (loss)
   on investments,                    (0.69)      2.40       2.28      2.90       (0.27)
   options and futures...  ------- --------   --------   --------  --------    --------
  Total income (loss)
   from investment                    (0.66)      2.42       2.34      3.18        0.07
   operations............  ------- --------   --------   --------  --------    --------
 Distributions to
  shareholders:
  From net investment
   income................             (0.01)     (0.01)     (0.07)    (0.31)      (0.31)
  From net realized gain
   on investment, options
   and futures
   transactions..........             (1.62)     (1.07)     (1.28)    (0.32)        --
  In excess of net                      --       (0.02)       --        --          --
   investment income.....  ------- --------   --------   --------  --------    --------
  Total distributions to              (1.63)     (1.10)     (1.35)    (0.63)      (0.31)
   shareholders..........  ------- --------   --------   --------  --------    --------
 Net increase (decrease)              (2.29)      1.32       0.99      2.55       (0.24)
  in net asset value.....  ------- --------   --------   --------  --------    --------
 Net asset value, end of           $  13.67   $  15.96   $  14.64  $  13.65    $  11.10
  period.................  ======= ========   ========   ========  ========    ========
 Total return(b).........             (4.38)%    16.89 %    18.01%    29.31%       0.84%(d)
 Ratio of net expenses to
  average net assets.....              1.38 %     1.38 %     1.41%     1.53%       1.27%(d)
 Ratio of net investment
  income to average net
  assets.................              0.16 %     0.13 %     0.42%     2.09%       3.24%(d)
 Portfolio turnover rate.             38.36 %    36.12 %    58.93%    48.93%      35.63%(d)
 Net assets at end of
  period (in thousands)..          $862,105   $833,682   $665,976  $500,307    $437,533
 Ratios assuming no
  voluntary waiver of
  distribution fees:
  Ratio of expenses to
   average net assets....              1.63 %     1.63 %     1.66%     1.78%       1.47%(d)
  Ratio of net investment
   income (loss) to
   average net assets....             (0.09)%    (0.12)%     0.17%     1.84%       3.04%(d)

-------------------------------------------------------------------------------

      SMALL CAP EQUITY FUND          FOR THE YEAR ENDED           FOR THE
                                         JANUARY 31,            PERIOD ENDED
                                  ---------------------------   JANUARY 31,
                                   1996     1995       1994       1993(e)
                                  ------- --------   --------   ------------
Net asset value, beginning of             $  20.67   $  16.68     $ 14.18
 period.......................... ------- --------   --------     -------
Income (loss) from investment
 operations:
 Net investment income (loss)....            (0.07)     (0.04)       0.03
 Net realized and unrealized gain
  (loss) on investments, options             (3.53)      5.03        2.50
  and futures.................... ------- --------   --------     -------
 Total income (loss) from                    (3.60)      4.99        2.53
  investment operations.......... ------- --------   --------     -------
Distributions to shareholders:
 From net investment income......              --         --        (0.03)
 From net realized gain on
  investment, option and futures
  transactions...................            (0.69)     (1.00)        --
 In excess of realized gains on
  investment, option and futures             (0.24)       --          --
  transactions................... ------- --------   --------     -------
 Total distributions to                      (0.93)     (1.00)      (0.03)
  shareholders................... ------- --------   --------     -------
Net increase (decrease) in net               (4.53)      3.99        2.50
 asset value..................... ------- --------   --------     -------
Net asset value, end of period...         $  16.14   $  20.67     $ 16.68
                                  ======= ========   ========     =======
Total return(b)..................           (17.53)%    30.13%      17.86%(d)
Ratio of net expenses to average
 net assets......................             1.53 %     1.60%       1.65%(c)
Ratio of net investment income
 (loss) to average net assets....            (0.53)%   (0.45)%       0.62%(c)
Portfolio turnover rate..........            43.67 %    56.81%       7.12%(c)
Net assets at end of period (in
 thousands)......................         $319,487   $261,074     $59,339
Ratios assuming no voluntary
 waiver of distribution fees or
 expense limitations:
 Ratio of expenses to average net
  assets.........................             1.78 %     1.85 %      2.70 %(c)
 Ratio of net investment loss to
  average net assets.............            (0.78)%    (0.70)%     (0.43)%(c)

-------
(a) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

-------------------------------------------------------------------------------

     INTERNATIONAL EQUITY FUND        FOR THE YEAR ENDED           FOR THE
                                         JANUARY 31,             PERIOD ENDED
                                  ----------------------------   JANUARY 31,
                                   1996     1995        1994       1993(a)
                                  ------- ---------   --------  -------------
Net asset value, beginning of
 period.........................          $   18.10   $  14.35     $ 14.18
                                  ------- ---------   --------     -------
Income (loss) from investment
 operations:
 Net investment income (loss)...               0.06       0.05       (0.01)
 Net realized and unrealized
  gain (loss) on investments,
  options and futures...........              (3.04)      4.08        0.29
 Net realized and unrealized
  loss on foreign currency
  related transactions..........              (0.01)     (0.38)      (0.11)
                                  ------- ---------   --------     -------
 Total income (loss) from
  investment operations.........              (2.99)      3.75        0.17
                                  ------- ---------   --------     -------
Distributions to shareholders:
 From net investment income.....                --         --          --
 From net realized gain on
  investment, option and futures
  transactions..................              (0.59)       --          --
                                  ------- ---------   --------     -------
 Total distributions to
  shareholders..................              (0.59)       --          --
                                  ------- ---------   --------     -------
Net increase (decrease) in net
 asset value....................              (3.58)      3.75        0.17
                                  ------- ---------   --------     -------
Net asset value, end of period..          $   14.52   $  18.10     $ 14.35
                                  ======= =========   ========     =======
Total return(b).................             (16.65)%    26.13%       1.23 %(d)
Ratio of net expenses to average
 net assets.....................               1.73 %     1.76%       1.80 %(c)
Ratio of net investment income
 (loss) to average net assets...               0.40 %     0.51%      (0.42)%(c)
Portfolio turnover rate.........              85.54 %    60.04%       0.00 %
Net assets at end of period (in
thousands)......................          $ 275,086   $269,091     $66,063
Ratios assuming no voluntary
 waiver of distribution fees or
 expense limitations:
 Ratio of expenses to average
  net assets....................               1.98 %     2.01%       2.58 %(c)
 Ratio of net investment income
  (loss) to average net assets..               0.15 %     0.26%      (1.20)%(c)

-------------------------------------------------------------------------------

                 ASIA GROWTH FUND                      FOR THE     FOR THE
                                                     YEAR ENDED    PERIOD
                                                     JANUARY 31,    ENDED
                                                        1996     JANUARY 31,
                                                     -----------   1995(e)
                                                                 -----------
Net asset value, beginning of period...............   $           $  14.18
                                                      --------    --------
Income (loss) from investment operations:
 Net investment income.............................                   0.11
 Net unrealized loss on investments................                  (0.89)
 Net realized and unrealized gain on foreign
  currency related transactions....................                   0.01
                                                      --------    --------
 Total loss from investment operations.............                  (0.77)
                                                      --------    --------
Distributions to shareholders:
 From net investment income........................                  (0.10)
                                                      --------    --------
 Total distributions to shareholders...............                  (0.10)
                                                      --------    --------
Net decrease in net asset value....................                  (0.87)
                                                      --------    --------
Net asset value, end of period.....................               $  13.31
                                                      ========    ========
Total return(b)....................................                  (5.46)%(d)
Ratio of net expenses to average net assets........                   1.90 %(c)
Ratio of net investment income to average net
 assets............................................                   1.83 %(c)
Portfolio turnover rate............................                  36.08 %
Net assets at end of period (in thousands).........               $124,298
Ratios assuming no voluntary waiver of distribution
 fees or expense limitations:
 Ratio of expenses to average net assets...........                   2.38% (c)
 Ratio of net investment loss to average net
  assets...........................................                   1.35% (c)

--------
(a) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.

                      INVESTMENT OBJECTIVES AND POLICIES

  Potential equity investments for each Fund (other than the Select Equity Fund which evaluates securities using both fundamental research and a variety of quantitative techniques as described below under "Select Equity Fund") generally are evaluated using fundamental analysis, including criteria such as earnings, cash flow, asset values and/or dividend-paying ability. In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and meet decision-makers. The Investment Advisers may also use a macro analysis of numerous economic and valuation variables to determine and anticipate changes in company earnings and the overall investment climate. Each Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Research Department and other affiliates of the Investment Adviser as well as information provided by other securities dealers.

  The Investment Advisers intend to purchase equity securities of companies that are, in their view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of an Investment Adviser, are available at attractive prices. Consideration will be given to the business quality of the issuer. Factors positively affecting an Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the market position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business.

  Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  The investment objectives and principal investment policies of each Fund are described below. Certain other investment practices and management techniques, which involve certain risks, as well as the minimum rating criteria with respect to a Fund's investments in fixed income securities, are described under "Special Investment Methods and Risk Factors."

 BALANCED FUND

  The Balanced Fund's investment objective is to provide its shareholders with current income and long-term capital growth. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in fixed income senior securities and the remainder of its assets in equity and equity-related securities, other fixed income securities and cash. Under normal market conditions, the Investment Adviser expects that the Fund generally will invest between 50% and 70% of its total assets in equity securities. The Fund will invest in fixed income securities primarily to provide income for regular quarterly dividends while seeking capital appreciation primarily through the equity component of its portfolio. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  The equity securities in which the Fund will invest consist of common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights and other rights to acquire stock that the Investment Adviser believes offer the potential for capital appreciation. Although the Fund's equity investments will consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets and economies, and equity securities quoted in a foreign currency. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's duration of a target, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

  The Fund's fixed income securities will primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (dollar and non-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The Fund's investments in fixed income securities that are issued by foreign issuers, including issuers in countries with emerging markets may not exceed 10% of the Fund's total assets.

 SELECT EQUITY FUND

  The Select Equity Fund's investment objective is to provide its shareholders with a total return through investments in equity securities consisting of capital appreciation plus dividend income that, net of Fund expenses, exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities selected using both fundamental research and a variety of quantitative techniques which seek to maximize the Fund's risk to reward ratio. The Fund's portfolio is designed to have risk, capitalization and industry characteristics similar to the S&P 500 Index. The Investment Adviser begins with a universe primarily of large capitalization equity securities. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating, and, if the security is followed by the Goldman Sachs Investment Research Department (the "Research Department") a second rating will be assigned based upon the Research Department's evaluation. In selecting securities for the Fund, the Investment Adviser utilizes optimization models to evaluate the ratings assigned by the Multifactor Model and the Research Department to build a diversified portfolio. This portfolio will be primarily comprised of securities rated highest by the Investment Adviser's Multifactor Model and research analysts and will have risk characteristics and industry weightings similar to the S&P 500 Index. Under normal conditions, the securities of any one issuer may not exceed 5% of the Fund's total assets.

  The Multifactor Model is a sophisticated computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysis, and cover measures of value, yield, growth, momentum, risk and liquidity (e.g., price/earnings ratio, book/price ratio, long and short-term growth estimates, earning estimates, price momentum, volatility and liquidity). All of the factors used by the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess a number of attractive investment characteristics.

  If the equity security is followed by the Research Department, the security is also assigned a rating based upon the Research Department's evaluation. The Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." With an annual budget of more than $120 million, the Research Department has a staff of approximately 150 senior professionals who follow over 1,700 issuers. By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., the analyst's ratings) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

 GROWTH AND INCOME FUND

  The Growth and Income Fund's investment objectives are to provide its shareholders with long-term growth of capital and growth of income. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Equity securities in which the Fund may invest consist of common stocks, preferred stocks, convertible securities, warrants and stock purchase rights and interests in real estate investment trusts. These securities may or may not pay a current dividend. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities issued by corporations or other entities or by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such securities, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets and economies.

 CAPITAL GROWTH FUND

  The Capital Growth Fund's investment objective is to provide its shareholders with long-term growth of capital. This objective is a fundamental policy that cannot be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in securities that are considered by the Investment Adviser to have long-term capital appreciation potential. Among such investments, the Fund emphasizes the purchase of common stocks, but may also purchase convertible debt securities, convertible preferred stock, warrants, mortgage-backed and asset-backed securities and lower rated or unrated debt obligations that the Investment Adviser believes offer the potential for long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, convertible securities, preferred stocks, warrants and stock purchase rights, and interests in real estate investment trusts. At least 75% of the Fund's total assets will be invested in securities of U.S. issuers and no more than 25% of the Fund's total assets may be invested in foreign equity or fixed income securities, including issuers in countries with emerging markets and economies. Up to 25% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by corporate issuers (both domestic and foreign), the U.S. Government, or its agencies, instrumentalities or sponsored enterprises that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities.

 SMALL CAP EQUITY FUND

  The Small Cap Equity Fund's investment objective is to provide its shareholders with long-term capital growth. Dividend income, if any, is an incidental consideration. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal market conditions, the Fund's investment horizon for ownership of stocks will be two to three years. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants and interests in real estate investment trusts. The Fund will invest in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small capitalization companies involve special risks. See "Special Investment Methods and Risk Factors--Investing in Small Capitalization Companies." The number of stocks owned is intended to provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including issuers in countries with emerging markets and economies. Up to 35% of its total assets may be invested in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities, which may include notes, bonds, debentures, government securities and zero coupon bonds.

 INTERNATIONAL EQUITY FUND

  The International Equity Fund's investment objective is to provide its shareholders with long-term capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective by investing substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Investment Adviser believes offer the potential for long-term capital appreciation. The Fund expects to invest a substantial portion of its assets in the securities of companies located in the developed countries in Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in the following countries: Argentina, Australia, Bangladesh, Brazil, Canada, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, New Zealand, Nigeria, Pakistan, Philippines, Poland, The Republic of Slovakia, Singapore, South Korea, Sri Lanka, South Africa, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The number of stocks in which the Fund will typically invest is intended to provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may invest in debt obligations (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations. The Fund will not, under normal conditions, invest more than 35% of its total assets in such debt obligations.

 ASIA GROWTH FUND

  The Asia Growth Fund's investment objective is to provide its shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Under normal market conditions, the Fund will invest substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries,
(ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or
(iv) they are organized under the laws of one of the Asian countries. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described below under "Special Investment Methods and Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The equity securities in which the Fund will primarily invest will consist of common stock, preferred stock, convertible debt obligations, convertible preferred stock, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records. The Fund intends to purchase that number of stocks which it believes will provide the Fund with a moderate level of diversification while at the same time not diluting the impact of any one investment.

  The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to increase total return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Special Investment Methods and Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Special Investment Methods and Risk Factors--Foreign Transactions." The Fund may invest up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and fixed income securities. The Fund may invest in fixed income securities (i) issued by foreign and U.S. corporate, mortgage- and asset-backed issuers, (ii) issued or guaranteed by the U.S. Government, foreign governments, or their respective agencies, instrumentalities, political subdivisions and authorities and (iii) issued or guaranteed by international or supranational organizations.


                  SPECIAL INVESTMENT METHODS AND RISK FACTORS

CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities, in which the Select Equity Fund invests, are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

WARRANTS AND STOCK PURCHASE RIGHTS

  Each Fund may purchase warrants and stock purchase rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and stock purchase rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and stock purchase rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and stock purchase rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund's assets as compared with investing the same amount in the underlying stock.

FOREIGN TRANSACTIONS

  FOREIGN SECURITIES. Investments in foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers. Foreign issuers may offer better investment opportunities than domestic securities. Foreign countries may have economic policies or business cycles different from those of the United States and securities markets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign exchanges may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign company than about a domestic company. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), and each Fund, other than the Select Equity Fund, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together,"Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars and are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as an ADR, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in emerging markets involves risks in addition to those discussed above. The International Equity and Asia Growth Funds may each invest without limit in the securities of issuers in countries with emerging economies or securities markets. The Balanced, Growth and Income, Capital Growth, and Small Cap Equity Funds may invest up to 15%, 25%, 10% and 25%, respectively, of their total assets in securities of issuers in countries with emerging economies or securities markets. These emerging markets are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain emerging markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies." Furthermore, the repatriation of both investment income and capital from several of the Asian countries is subject to restrictions such as the need for certain governmental consents.

  Many of the emerging markets may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States and Japan. Many of the emerging markets do not have fully democratic governments. For example, some governments of emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some of the Asian and other countries. The economies of most of the emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. In addition, the economies of some of the emerging markets are vulnerable to weakness in world prices for their commodity exports.

  Settlement procedures in emerging markets are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  FOREIGN CURRENCY TRANSACTIONS. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes. A Fund may enter into forward foreign currency exchange contracts to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The International Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency or the International Growth or Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place and maintain cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts used by each Fund, and currency swaps and other privately negotiated currency instruments authorized for use by the International Equity and Asia Growth Funds, offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  In addition to investing in securities denominated or quoted in a foreign currency, the International Equity and Asia Growth Funds may engage in a variety of foreign currency management techniques. The Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. However, due to the limited market for these instruments with respect to the currencies of certain Asian countries, the Investment Adviser does not currently anticipate that a significant portion of Asia Growth Fund's currency exposure will be covered by such instruments. The opportunity for hedging currency exposure to other emerging markets is also generally limited. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

  Because investment in foreign issuers will usually involve currencies of foreign countries, and because the International Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

  OPTIONS ON FOREIGN CURRENCIES. A Fund may, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the International Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, the International Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

INVESTING IN SMALL CAPITALIZATION COMPANIES

  The Small Cap Equity Fund will emphasize and the other Funds may invest in smaller, lesser-known companies which the Investment Adviser believes offer greater capital appreciation and/or growth potential than larger, more mature, better known firms. Investing in the securities of such companies, however, involves greater risk and the possibility of greater portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

FIXED INCOME SECURITIES

  Each Fund may invest in U.S. Government securities and corporate and certain other fixed income securities. Select Equity Fund may only invest in debt securities that are considered cash equivalents. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates of interest.

  RATING CRITERIA. The debt securities in which the Balanced, Growth and Income, International Equity and Asia Growth Funds may invest will, except as noted below, be rated investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by S&P or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets in debt securities that are rated BB or B by S&P or Ba or B by Moody's or, if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Capital Growth, Small Cap Equity and Growth and Income Funds may invest up to 25%, 35% and 10%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by S&P or Moody's (i.e., BB or lower by S&P or Ba or lower by Moody's), including securities rated D by Moody's or S&P. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's). Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by S&P and Moody's.

  GOVERNMENT DEBT OBLIGATIONS. Each Fund may invest in U.S. Government securities which include: obligations issued by the U.S. Government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. Government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. Government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. Government; obligations of U.S. Government agencies, instrumentalities or state government agencies or instrumentalities, which may or may not be entitled to the full faith and credit of the issuer. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. A Fund's investment in zero coupon securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the Select Equity Fund) may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the Select Equity Fund) may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.

  Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans which may increase the volatility of such investments relative to similarly rated debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed and asset-backed securities and increase a Fund's exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  The Balanced Fund may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund's investments in such securities are subject to the risk that if mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

  STRUCTURED SECURITIES. The Balanced Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  BANK OBLIGATIONS. The Balanced Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  MORTGAGE DOLLAR ROLLS. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the Select Equity Fund) may purchase put and call options and write (sell) covered call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund will purchase and write such options that are listed on national or foreign securities exchanges or traded in the over-the-counter market. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with direct investments in equity securities. The use of options to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of puts for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  The Balanced Fund may also purchase options and write covered options on the yield "spread," or yield differential, between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid, high grade debt securities with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any futures contracts or options transactions. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between a Fund's futures positions and its portfolio positions will be impossible to achieve. A Fund's transactions in options and futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS

  The Balanced Fund may enter into currency swaps for hedging purposes and the International Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

  A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid, high grade debt securities, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

  A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

  The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

RISKS OF DERIVATIVE TRANSACTIONS

  A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's transactions in foreign currency, forward foreign currency exchange contracts, options, futures contracts and certain other derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash or liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

INVESTMENT IN UNSEASONED COMPANIES

  Each Fund may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. In addition, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for sale under Rule 144A and, therefore, is liquid. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Directors, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

OTHER INVESTMENT COMPANIES

  A Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The International Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Directors of the Company have reviewed and approved certain sellers whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. In addition, each Fund, together with other registered investment companies having advisory agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. See "Investment Restrictions" in the Additional Statement. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the Select Equity Fund) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  Notwithstanding a Fund's investment objective, each Fund may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets (except that the Select Equity Fund may only hold up to 35% of its total assets) in cash, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. These investment restrictions are fundamental policies of a Fund that can not be changed without approval of a majority of the outstanding shares of that Fund. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover ratio. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.


                                  MANAGEMENT

DIRECTORS AND OFFICERS

  The Company's Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, subadviser, administrator, distributor and transfer agent. The officers of the Company conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Directors and officers of the Company.

INVESTMENT ADVISERS, SUBADVISER AND ADMINISTRATOR

  INVESTMENT ADVISERS AND SUBADVISER. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs, serves as the investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Capital Growth and Select Equity Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, an affiliate of Goldman Sachs, serves as the investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. Goldman Sachs Asset Management serves as administrator to each Fund. As of January 31, 1996, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $57 billion.

  Under an Investment Advisory Agreement with each Fund, the applicable Investment Adviser, and in the case of the International Equity Fund under a Subadvisory Agreement, the subadviser, subject to the general supervision of the Board of Directors, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Company to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Investment Advisory Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices.

  The Balanced Fund's portfolio managers are Jonathan A. Beinner, Mitchell E. Cantor, Ronald E. Gutfleish, Richard C. Lucy and Theodore T. Sotir. Mr. Cantor and Mr. Gutfleish are primarily responsible for the Fund's equity investments and Mr. Beinner, Mr. Lucy and Mr. Sotir are primarily responsible for the Fund's fixed income investments. Mr. Cantor joined the Investment Adviser in 1991 and is a Vice President and Co-Chief Investment Officer of GSAM's Active Equity Team. Prior to 1991, Mr. Cantor was a senior partner and served as research director of the Institutional Division and as the investment management research director for Sanford C. Bernstein & Co., Inc. Mr. Gutfleish joined the Investment Adviser in 1993 and is a Vice President. Prior to 1993, he was a principal of Sanford C. Bernstein & Co., Inc. in its Investment Management Research Department and a member of the Research Review Committee. Mr. Beinner joined the Investment Adviser in 1990 and is a Vice President. Prior to 1990, Mr. Beinner worked in the trading and arbitrage group of Franklin Savings Association. Mr. Lucy joined the Investment Adviser in 1992 and is a Vice President. Prior to 1992, Mr. Lucy spent nine years managing fixed income assets at Brown Brothers Harriman & Co. Mr. Sotir joined the Investment Adviser in 1993 and is a Vice President. Mr. Sotir is a strategist and member of the risk control team. Prior to 1993, Mr. Sotir worked as a portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman Sachs for six years.

  The Select Equity Fund's portfolio manager is Robert C. Jones. Mr. Jones is a Vice President and brings 15 years of investment experience to his work in developing and implementing the Investment Advisers' quantitative equity management services. Prior to joining the Investment Adviser in 1989, Mr. Jones was the senior quantitative analyst in Goldman Sachs' Investment Research Department and the author of the monthly Stock Selection publication.

  Mitchell E. Cantor and Ronald E. Gutfleish are also the Growth and Income Fund's senior portfolio managers.

  The Capital Growth Fund's portfolio managers are Mitchell E. Cantor and Paul
D. Farrell. See below for information regarding Mr. Farrell.

  The Small Cap Equity Fund's senior portfolio manager is Paul D. Farrell who is also a Vice President and Co-Chief Investment Officer of GSAM's Active Equity Team. Prior to joining the Investment Adviser in 1991, Mr. Farrell served as a managing director at Plaza Investments, the investment subsidiary of GEICO Corp., a major insurance company. He was previously a Vice President in the Goldman Sachs research department and was responsible for the formation of the firm's Emerging Growth Research Group.

  The International Equity Fund's portfolio managers are Roderick D. Jack (Executive Director), Marcel Jongen (Executive Director), Warwick Negus (Executive Director) and Shogo Maeda (Vice President). Before joining the Investment Adviser in 1992, Mr. Jack spent five years with the advisory and financing group for S.G. Warburg in London. Before joining the Investment Adviser in 1992, Mr. Jongen was with Philips pension fund in Eindhaven where he was head of equities. Before joining Goldman Sachs Asset Management (Japan) Ltd. in 1994, Mr. Maeda spent most of the last thirteen years at Nomura and a period at Manufacturers Hanover Bank in New York. See below for information about Mr. Negus.

  The Asia Growth Fund's portfolio manager is Warwick Negus, who is based in Asia. His responsibilities include Asian equities and emerging equities markets. Mr. Negus joined the Investment Adviser in January 1994 after seven years as Vice President of Bankers Trust Australia Ltd. where he was head of its Southeast Asian equities group.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Investment Advisory Agreements, GSAM is entitled to a fee from the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, computed daily and payable monthly, at the annual rates of 0.50%, 0.55%, 0.75% and 0.25%, respectively, of average daily net assets; however, GSAM is currently only imposing its advisory fee with respect to the International Equity Fund at the annual rate of 0.71% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to a separate Investment Advisory Agreements, GSFM is entitled to a fee from the Select Equity and Capital Growth Funds, computed daily and payable monthly, at the annual rate of 0.50% and 0.75%, respectively of average daily net assets; however, GSFM is currently only imposing its advisory fee with respect to the Select Equity Fund at the annual rate of 0.44% of average daily net assets. As compensation for its services rendered and assumption of certain expenses pursuant to Investment Advisory and Subadvisory Agreements, GSAMI is entitled to a fee from the Asia Growth and International Equity Funds, computed daily and payable monthly at the annual rates of 0.75% and 0.50%, respectively, of average daily net assets; however GSAMI is currently only imposing its advisory fee with respect to the Asia Growth Fund and its subadvisory fee with respect to International Equity Fund
at the annual rate of 0.71% and   %, respectively of average daily net assets.
GSAM, GSAMI and GSFM may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so. For the fiscal year ended January 31, 1996, each Fund paid fees at the foregoing rates, except that the Select Equity Fund paid an advisory fee equal to 0. % of its average daily net assets. Without giving effect to fee limitations, the aggregate management fees paid by the Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds are higher than the fees paid by most funds but the Investment Adviser believes such fees are comparable to management fees paid by funds with similar investment strategies. Each Investment Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by the amount (if any) that the Fund's expenses would exceed the applicable expense limitations imposed by state securities administrators. See "Management--Expenses" in the Additional Statement. In addition, the Investment Adviser to the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding advisory, subadvisory, administration, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses, and in the case of Select Equity, International Equity and Asia Growth Funds, transfer agency fees) to the
extent such expenses exceed   %,   %,   %,   % and   % per annum of such
Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ADMINISTRATOR. As administrator, pursuant to an Administration Agreement with each Fund, GSAM provides personnel for supervisory, administrative, and clerical functions; oversees the performance of administrative and professional services to each Fund by others; provides office facilities; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. As compensation for the services rendered to the Funds, GSAM is entitled to a fee from the Balanced and Growth and Income Funds, computed daily and payable monthly, at an annual rate equal to 0.15% of each such Fund's average daily net assets and GSAM is entitled to a fee from each other Fund, computed daily and payable monthly at an annual rate equal to 0.25% of each such Fund's average daily net assets; however, GSAM is currently only imposing its administration fee with respect to the Select Equity, International Equity and Asia Growth Funds at the annual rate of 0.15% of average daily net assets. GSAM may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. For the period ended January 31, 1996, each Fund paid GSAM a fee for administration services at the foregoing rates, except that the Select Equity Fund paid an administrative fee equal to 0. % of its average daily net assets. GSAM has agreed to reduce its fees payable by a Fund (to the extent of its fees) by the amount (if any) that a Fund's expenses exceed the applicable expense limitations imposed by state securities administrators. See "Management--Expenses" in the Additional Statement.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to 0.125% annually of the average daily net assets of the Balanced and Select Equity Funds, 0.1375% annually of the average daily net assets of the Growth and Income Fund and 0.1875% annually of the average daily net assets of the Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds attributable to shares held by customers of such Authorized Dealers. In addition, Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers who perform administrative services with respect to depository institutions whose customers purchase shares of a Fund. These services include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions. The amount of such compensation may be up to 0.08% annually of the average net assets of a Fund's shares attributable to purchases through, and held by the customers of, such depository institutions. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of Goldman Sachs or its affiliates.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts and Funds achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to each Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each Fund, with respect to Class A shares and Class B shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents). Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.


                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this prospectus Class A and Class B shares, as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares no sales charge will be imposed at the time of purchase, but you will incur a sales charge equal to 1.00% if you redeem your shares of a Fund within 18 months of purchase. Class A shares are subject to distribution fees of up to 0.25% (which currently is being waived in the case of Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds and limited to 0.21% for the Select Equity, International Equity and Asia Growth Funds) and authorized dealer service fees of up to 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of up to 0.75% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans". Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase.

  FACTORS TO CONSIDER IN CHOOSING CLASS A OR CLASS B SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment in excess of $50,000 that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment, you might consider purchasing Class B shares.

HOW TO BUY SHARES OF THE FUNDS--CLASS A AND CLASS B SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received.

  The minimum initial investment in each Fund is $1500. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans. For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Company's officers.

  You may pay for purchases of shares by check (except that a check drawn on a foreign bank will not be accepted), Federal Reserve draft, Federal Funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows: (i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Equity Portfolios, Inc.--(Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal Funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Fund may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE--CLASS A SHARES

  The offering price of Class A shares of each Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                                 SALES CHARGE  MAXIMUM DEALER
                                                 SALES CHARGE AS AS PERCENTAGE  ALLOWANCE AS
       AMOUNT OF PURCHASE                         PERCENTAGE OF  OF NET AMOUNT PERCENTAGE OF
 INCLUDING SALES CHARGE, IF ANY)(                OFFERING PRICE    INVESTED    OFFERING PRICE
--------------------------------                 --------------- ------------- --------------
 Less than $50,000..............................      5.50%          5.82%          5.00%
 $50,000 up to (but less than) $100,000.........      4.75           4.99           4.00
 $100,000 up to (but less than) $250,000........      3.75           3.90           3.00
 $250,000 up to (but less than) $500,000........      2.75           2.83           2.25
 $500,000 up to (but less than) $1 million......      2.00           2.04           1.75
 $1 million or more.............................      0.00*          0.00*           **

--------

* No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds.


  Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Director or officer of the Company and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans having either 200 eligible employees or at least $1,000,000 under management with GSAM and its affiliates; (i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds;
(j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (k) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (l) accounts over which GSAM or its advisory affiliates have investment discretion. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Portfolios may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."


REINVESTMENT OF REDEMPTION PROCEEDS--CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Portfolio. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty
(30) days before the redemption and that the reinvestment is effected within ninety (90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may realize a gain or loss for federal tax purposes as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a shareholder reinvesting at net asset value pursuant to the reinvestment privilege for purposes of determining gain or loss realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION--CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Goldman Sachs Portfolios may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION--CLASS A SHARES

  Purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Portfolios may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE--CLASS B SHARES

  Investors may purchase Class B shares of the Funds at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                                 CDSC AS A
                                                                 PERCENTAGE OF
   YEAR SINCE                                                    DOLLAR AMOUNT
   PURCHASE                                                      SUBJECT TO CDSC
   ----------                                                    ---------------
   First........................................................      5.0%
   Second.......................................................      4.0%
   Third........................................................      3.0%
   Fourth.......................................................      3.0%
   Fifth........................................................      2.0%
   Sixth........................................................      1.0%
   Seventh and thereafter.......................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.00% of the amount invested is paid to Authorized Dealers.


  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service, for which the Funds will apply, or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

  WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on Class B shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption results from the death or disability (as defined in Section 72 of the Code, of a shareholder if the redemption is made within one year of such event. In addition, Class B shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B shares.

              SHAREHOLDER SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Portfolio or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Portfolio or ILA Portfolio. Shares accrued through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross-reinvestment or exchange, but Class B shares acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made determined on the basis of the date and value of the investors initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $10,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.


TAX-SHELTERED RETIREMENT PLANS

  The Funds offer their shares for purchase by retirement plans, including IRA Plans for individuals and their non-employed spouses and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund or, if so directed by the shareholder, in cash or, in shares of the same class or an equivalent class of any other Goldman Sachs Portfolio or ILA Portfolio.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial or contingent deferred sales charge at the time of exchange for: shares of the same class or an equivalent class of any other Fund, Goldman Sachs Portfolio or ILA Portfolio. See "Fund Highlights". A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares or units of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid a sales charge. Shares or units of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of Class B shares will not be subject to the applicable CDSC at the time of exchange. Class B shares acquired in an exchange will be subject to the CDSC of the share originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned Class B shares will be measured from the date the shareholder acquired the original Class B shares and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Equity Portfolios, Inc., Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, if previously elected in the Fund's Account Application, by telephone at 800-526-7384 (8:00 a.m. to 3:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a sale of the shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of shares or units received in the exchange. If such sale occurs within ninety (90) days after the purchase of such shares, to the extent a sales charge that would otherwise apply to the shares or units received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss realized on such sale for federal income tax purposes, but instead will be added to the tax basis of the shares or units received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. Authorized Dealers who receive a portion of the sales charge applicable to the purchase of Class A or Class B shares, will not be permitted to impose any other fees on the shareholders in connection with the purchase of such shares.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Funds or Goldman Sachs may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales of shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund. Goldman Sachs reserves the right to limit the participation in the Fund of its partners and employees.

  In addition to concessions allowed to Authorized Dealers, Goldman Sachs may, from time to time, assist Authorized Dealers by, among other things, providing sales literature to and holding informational programs for the benefit of Authorized Dealers' registered representatives. Authorized Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Goldman Sachs Portfolios. Goldman Sachs may also provide additional promotional incentives to Authorized Dealers in connection with sales of shares of the Goldman Sachs Portfolios. These incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualified registered representatives and members of their families within or without the United States. Incentive payments will be provided for out of the sales charge and distribution fees or out of Goldman Sachs' other resources. Other than sales charges and distribution fees, a Fund and its shareholders do not bear distribution expenses. An Authorized Dealer receiving such incentives may be deemed to be an underwriter under the 1933 Act. In some instances, such incentives may be made available only to certain Authorized Dealers whose representatives have sold or are expected to sell significant amounts of shares.

             DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN--CLASS A SHARES

  The Company, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of Select Equity, International Equity and Asia Growth Funds. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. The average rate for the fiscal year ended January 31, 1996 paid by the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia
Growth Funds to Goldman Sachs was        with respect to each Fund's Class A
shares.

  Goldman Sachs may use the distribution fee for its expenses of distribution of Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Board of Directors of the Company. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Rules of Fair Practice.

DISTRIBUTION PLAN--CLASS B SHARES

  The Company, on behalf of each Fund's Class B shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class B shares of such Fund.

  Goldman Sachs may use the distribution fee for its expenses of distributing of Class B shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B shares. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Board of Directors of the Company. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Rules of Fair Practice.

AUTHORIZED DEALER SERVICE PLANS

  The Company on behalf of each Fund's Class A and Class B shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A or Class B Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A or Class B shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Board of Directors. For the period June 1, 1995 through January 31, 1996, each Fund paid Authorized Dealer service fees at the foregoing rate for each Funds' Class A shares.

                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Company to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Information Form and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Company may implement other procedures from time to time. If reasonable procedures are not implemented, the Company may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither a Fund, the Company nor Goldman Sachs will be responsible for the authenticity of instructions received by telephone. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Information Form, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Company, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Except with respect to shareholders whose account balances are less than $50 or who have not provided a social security number or other taxpayer identification number and certification (if required) that such number is correct, shares are not redeemable at the option of a Fund unless the Board of Directors of the Company determines in its sole discretion that failure to so redeem may have material adverse consequences to the shareholders of that Fund. The Company, however, assumes no responsibility to compel redemptions of a Fund.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically with monthly checks in any amount specified by the shareholder over $50. Each systematic withdrawal is a sale for tax purposes. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge included in your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class B shares. See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in (i) cash, (ii) additional shares of the same class of the Fund or (iii) shares of the same or an equivalent class of any of the Goldman Sachs Portfolios or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B), as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in the Fund. If cash dividends are elected with respect to a Fund's net investment income dividends then cash dividends must also be elected with respect to the short-term capital gains component, if any, of the Fund's annual dividend.

  The election to reinvest dividends and distributions paid by a Fund in additional shares or units of the Fund or any other Goldman Sachs Portfolio or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Portfolio or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Funds will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions (or portions thereof) of taxable income or realized appreciation on such shares may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rate in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B shares reflect deduction of the applicable CDSC imposed upon redemption of Class B shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain performance rankings and indices.

  The Balanced and Growth and Income Funds compute their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A and Class B shares will be affected by the payment of a sales charge and distribution fees. See "Shares of the Company" below.

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                             SHARES OF THE COMPANY

  Each Fund is a series of the Company, which was incorporated under the laws of the State of Maryland on September 27, 1989. The authorized capital stock of the Company consists of 2,000,000,000 shares of common stock, par value of $.001 per share. The Directors of the Company have authority under the Company's Charter to create and classify shares of capital stock in separate series, without further action by shareholders. Additional series may be added in the future. The Directors also have authority to classify and reclassify any series or portfolio of shares into one or more classes. The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares: Institutional Shares, Service Shares and the shares offered by this Prospectus which are designated as Class A shares or Class B shares. The Balanced, Capital Growth and Small Cap Equity Funds offer Class A shares and Class B shares.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  As of       , 1996, State Street Bank and Trust Company as Trustee for
Goldman Sachs Profit Sharing Master Trust, attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was record holder of % of Select Equity Fund's outstanding shares.

  Unless otherwise required by the Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent accountants. However, pursuant to the Company's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Company to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. Shareholders of the Company may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. The Board of Directors, however, will call a special meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of Directors holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Company does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes and has elected or intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders from qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by International Equity Fund and Asia Growth Fund are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events on which a shareholder may recognize a gain or loss.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for a distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION

 (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $50,000 or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Portfolio within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman, Sachs & Co. that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman, Sachs & Co. any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman, Sachs & Co. pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
140 FLEET STREET
LONDON, ENGLAND EC4A 2BJ

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

TOLL FREE (IN U.S.) . . . . . . . . 800-526-7384

EQI/    /0596
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE GOLDMAN SACHS

EQUITY PORTFOLIOS

CLASS A AND B SHARES

--------------------------------------------------------------------------------

PROSPECTUS



[LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SEND TO: The Goldman Sachs Portfolios
                                            c/o NFDS
ACCOUNT APPLICATION                         P.O. Box 419711
PLEASE PRINT OR TYPE ALL INFORMATION        Kansas City, MO 64141-6711
 ANY QUESTIONS?  CALL GSAM AT:
        1-800-526-7384

  I. FUND SELECTION  (MINIMUM $1,500 PER FUND)

                          CLASS A CLASS B
FUND NAME (AND CODE A/B)  AMOUNT  AMOUNT
------------------------  ------- -------
[_] Asia Growth Fund
 (880/980)                $______ $_____
[_] Balanced Fund
 (070/970)                $______ $_____
[_] Capital Growth Fund
 (807/907)                $______ $_____
[_] Growth & Income Fund
 (814/914)                $______ $_____
[_] International Equity
 Fund (815/915)           $______ $_____
[_] Select Equity Fund
 (817/917)                $______ $_____
[_] Small Cap Equity
 Fund (819/919)           $______ $_____

                             CLASS A CLASS B
 FUND NAME (AND CODE A/B)    AMOUNT  AMOUNT
 ------------------------    ------- -------
[_] Adjustable Rate Govern-
 ment Fund (677)             $______   N/A
[_] Global Income Fund
 (818/918)                   $______ $_____
[_] Government Income Fund
 (812/912)                   $______ $_____
[_] Municipal Income Fund
 (816/916)                   $______ $_____
[_] ILA-Prime Obligations
 Portfolio-C (806/906)*      $______ $_____
[_] ILA-Tax-Exempt Diversi-
 fied Portfolio-C (820)*     $______   N/A
[_] Other:                   $______ $_____

                                   * Minimum $10,000 or transfer balance of existing fund

A check in the amount of $__________ is enclosed. Note: Class B shares and certain purchase of Class A shares may be subject to a Contingent Deferred Sales Charge on Redemption. If not otherwise indicated, purchasers will default to Class A shares.

If your order was placed through a broker, insert the order number here:
______________  and the date of order here:

If you are exempt from sales charges, check here [_]. By checking this box I certify that I am exempt from the sales charge in accordance with the terms of the applicable Fund's prospectus and I agree to notify Goldman, Sachs & Co. at or prior to purchase if I am no longer eligible for exemption. Reason for Exemption:_________________________________________________________________


 II. ACCOUNT REGISTRATION  (CHECK ONE)  AND  MAILING ADDRESS
[_] INDIVIDUAL

             __________________________________     ___________________________
             First        Middle        Last        Social Security Number

--------------------------------------------------------------------------------
[_] MULTIPLE OWNERS
 (INCLUDING SPOUSES)
             __________________________________     ___________________________
 (as Joint Tenants with Rights of Survivorship)
             First        Middle        Last        Social Security Number
             __________________________________     ___________________________
             First        Middle        Last        Social Security Number

--------------------------------------------------------------------------------

[_] GIFT/TRANSFER TO MINOR

             _________________________________
             Name of Custodian

             _________________________________      ___________________________
             Name of Minor                          Social Security Number of
                                                    Minor

             Under the              Uniform Gift/Transfer to Minors Act

                   State of Minor's Residence  Birthdate of Minor

--------------------------------------------------------------------------------
[_] CORPORATION,
             _________________________________      ___________________________
 TRUST OR    Name of Corporation, Trust or Other    Federal Tax I.D. Number
 OTHER ENTITYEntity

             _________________________________      ___________________________
             Date of Trust Instrument               Name of Trustee (If to be
                                                    included in
                                                    account registration)
             _________________________________
             Name of Beneficiary (If to be included in account registration)

--------------------------------------------------------------------------------
MAILING

ADDRESS
             __________________________________________________________________
             Street Address or Post Office Box

             __________________________________________________________________
             CityState                                        Zip Code
             ____________________        _______________________
             Attention (if applicable)   Daytime Telephone Number

--------------------------------------------------------------------------------

 III. DIVIDENDS AND DISTRIBUTION ALTERNATIVES  (CHECK ONE)
[_] All dividends and distributions to be reinvested in my account. (This option will apply if no box is checked.)

[_] All dividends and distributions to be sent by check to me at the address in "Account Registration."

[_] All dividend distributions to be sent to me by check at the address in "Account Registration", short-term and long-term capital gains distributions to be reinvested in my account.

[_] All dividends and distributions to be invested in another Goldman Sachs
 Portfolio.
 If so, insert name of Fund here:_____________________________________________.
 Insert name of account registration here:_____ and account number here:______.

[_] All distributions to be sent by check to a special payee (i.e., someone other than you):

 Name: ________________________________________________________________________

 Street Address: ______________________________________________________________

 City: __________________ State: _____________  Zip Code: ___

[_] All dividends and distributions to be directly deposited to the following bank account: (ATTACH CHECK MARKED "VOID"):

 Bank Name: __________________________________  Account Number: _______________

 ABA Routing #: ______________________________

 Street Address: _____________________________  Name on Account: ______________

 City: __________________ State: _____________  Zip Code: _____________________

 IV. RIGHT OF ACCUMULATION  (OPTIONAL)  CLASS A SHARES ONLY

 If you previously purchased Class A shares of the Goldman Sachs Portfolios on which you paid a sales charge, and when combined with this purchase the total is $50,000 or more (in the case of equity funds) or $100,000 or more (in the case of fixed income funds), you may qualify for a reduced sales charge on this purchase. Purchases by (a) spouses and children, (b) fiduciaries as to a single trust account, (c) persons affiliated with the same business enterprise and (d) clients of Goldman Sachs' PCS Division as to affiliated accounts, may qualify to be aggregated. See the Statement of Additional Information or call Goldman Sachs for additional details. List below accounts which should be aggregated for a right of accumulation. Attach an additional page if necessary.

Name ____________________________   Name ____________________________

Fund ____________________________   Fund ____________________________

Acct No. ________________________   Acct No. ________________________

  V. STATEMENT OF INTENTION  (OPTIONAL)  CLASS A SHARES ONLY

 Although not obligated to do so, I intend to invest, over a 13-month period from this date, in Class A shares of the Fund alone or in combination with Class A shares of any other fund, on which sales charge was paid, which qualify for a quantity discount as described in the accompanying Prospectus, in an amount that will equal or exceed the amount circled below. I agree to the Statement of Intention and Escrow Agreement in the Appendix to the accompanying Prospectus and incorporated by reference herein. Circle one:

 $50,000        $100,000        $250,000        $500,000         $1,000,000

 VI. AUTOMATIC INVESTMENT PLAN  (OPTIONAL)
 I authorize State Street Bank, the custodian for the Fund(s), to debit the amount requested below from my bank account for investment in the Fund(s)
beginning in      (month) and periodically thereafter. I understand that my
participation in the Automatic Investment Plan is subject to the terms and conditions of such plan as amended from time to time.
Check One:   [_] Monthly   [_] Quarterly   Check One:   [_] 5th of the month
 [_] 15th of the month (applicable unless 5th checked)

_________________________________________     $________________________________
                                              Amount of each investment
Name of Fund/Class                            (minimum $50)

_________________________________________     $________________________________
                                              Amount of each investment
Name of Fund/Class                            (minimum $50)

X                                        X
_______________________________          ___________________________________
Authorized Signature (as shown on bank   Authorized Signature (if joint bank
records)                                 account both sign)

_________________________________________     _________________________________
Bank Name                                     Account Number

_________________________________________
Bank Street Address City State Zip Code

_________________________________________     _________________________________
ABA Routing #                                 Name on Account

--------------------------------------------------------------------------------

VII.TELEPHONE EXCHANGE  (CHECK IF APPLICABLE)
[_]I authorize Goldman, Sachs & Co. to accept and act upon telephone instructions from myself or any other person for the exchange of shares of the Fund(s) into any fund described in the accompanying prospectus. I understand and agree that neither the Fund(s) nor Goldman, Sachs & Co. will be liable for any loss, expense, or cost arising out of any telephone request effected hereunder.

 VIII.
    TELEPHONE REDEMPTIONS  (OPTIONAL) (ATTACH VOIDED CHECK)
[_] Goldman, Sachs & Co. is hereby authorized to honor telephone, telegraphic, or other instructions, without signature guarantee, from any person for the redemption of shares for the above account, without an obligation on behalf of Goldman, Sachs & Co., to verify that such person is the shareholder of record or authorized to give redemption instructions, provided that the proceeds are transmitted to the following bank account only or are mailed to me at the address in "Account Registration". Absent its own gross negligence neither the Fund(s) nor Goldman, Sachs & Co. shall be liable for such redemption or for payments made to any unauthorized account.

________________________________________________________________________________
Bank Name                                      ABA Routing #

________________________________________________________________________________
Bank Street Address        City         State       Zip Code

_______________________________       _______________________________
Name(s) on Account                            Account Number

IX. AUTOMATIC EXCHANGES  (OPTIONAL)
The originating Fund's balance must be at least $10,000 and the receiving Fund's minimum investment must have been met prior to discontinuance.

I hereby authorize automatic exchanges of $ ______ (exact dollars--$50 minimum):

Exchange from (Name of Fund) ____________________________

  to (Name of Fund) _____________________________________

Account Name ____________________________________________

Account No. (if known) __________________________________

Please make exchanges on the 15th of the month (or next business day) beginning the month of_______ Year________.

 X.
    SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL) (ATTACH VOIDED CHECK)

Frequency of withdrawals (check one): [_] Monthly [_] Quarterly    Make
payments via (check one): [_] check [_] ACH (Attach voided check.)
Payments made via check are withdrawn from your account on or about the 25th of the month.

Please withdraw $       from my account on the       of each month beginning in
     .*

* See Prospectus for circumstances in which contingent deferred sales charge is waived in connection with systematic withdrawal plans.

Complete the following section if withdrawal payments are to be made via ACH.

_______________________________       _______________________________
Bank Name                             ABA Routing #

________________________________________________________________________________
Bank Street Address        City         State       Zip Code
_______________________________       _______________________________
Name(s) on Account                    Account Number

Complete the following section if checks are to be paid to someone other than registered owner(s).

________________________________________________________________________________
Name of check recipient

________________________________________________________________________________
Street Address          City          State         Zip Code

--------------------------------------------------------------------------------

XI. CHECKWRITING PRIVILEGE FOR ILA ACCOUNTS  (OPTIONAL)
[_]I have invested in the ILA-Prime Obligations Portfolio Service Units and/or the ILA-Tax-Exempt Diversified Portfolio Service Units and would like an application for checkwriting sent to me.

 XII.
    SIGNATURE AND CERTIFICATION--ALL REGISTERED OWNERS MUST SIGN

You are required by law to provide the Fund with your correct Social Security or other Taxpayer Identification Number (TIN). Failure to do so and to complete this section may subject you to penalties and result in backup withholding of 31% of Fund distributions or other payments. If you have been notified by the IRS that you are subject to backup withholding because you failed to report all of your interest and/or dividend income and have not received IRS notice that such withholding should cease, you must cross out item (2) in this section. If you do not have but are applying for a TIN, write "Applied For" in the space provided for your TIN and provide your TIN and required certifications within 60 days. Backup withholding could apply to payments relating to your account prior to the Fund's receipt of your TIN and required certifications. If you are an exempt recipient, please furnish your TIN and write "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. If you are a nonresident alien or foreign entity, write "NRA" after your signature and provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. I certify under penalties of perjury that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

By the execution of this Account Application, the undersigned represents and warrants that it has full right, power and authority to make the investment applied for pursuant to this Application and is acting for itself or in some fiduciary capacity in making such investment. THE UNDERSIGNED UNDERSTANDS THAT NON-MONEY MARKET FUNDS DO NOT MAINTAIN A CONSTANT NET ASSET VALUE AND FURTHER THAT A CONSTANT NET ASSET VALUE IN MONEY MARKET FUNDS IS NOT GUARANTEED. AS A RESULT THE UNDERSIGNED MAY EXPERIENCE A LOSS OF PRINCIPAL ON ITS INVESTMENTS. The undersigned affirms that it has received a current Prospectus for the Funds and has reviewed the same.

X _______________________________   X _______________________________
Signature of Owner, Custodian       Signature of Co-Owner        Date
or Officer                 Date

                              FOR DEALER USE ONLY

Investment dealer's signature is required for Systematic Withdrawal Plan ("SWP") or Statement of Intention. If an SWP is being opened, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

________________________________________________________________________________
Name of Dealer Firm             Home Office Location

________________________________________________________________________________
City                      State
                                            Zip Code

________________________________________________________________________________
Branch Office Location                      Branch Number/Branch Phone

________________________________________________________________________________
Authorized Signature          State
                                            Zip Code

________________________________________________________________________________
Reg. Rep. Name            Reg. Rep's Number

                                  PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                                CLASS A SHARES
                                CLASS B SHARES

                          GOLDMAN SACHS BALANCED FUND
                       GOLDMAN SACHS SELECT EQUITY FUND
                     GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                      GOLDMAN SACHS SMALL CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                        GOLDMAN SACHS ASIA GROWTH FUND
             (PORTFOLIOS OF GOLDMAN SACHS EQUITY PORTFOLIOS, INC.)

                              One New York Plaza
                           New York, New York 10004

      This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares and Class B Shares of Goldman Sachs Balanced Fund, Goldman Sachs Select Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Asia Growth Fund, dated May 1, 1996 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                             TABLE OF CONTENTS
                                                                        Page
                                                                        ----

Introduction............................................................B-3
Investment Policies.....................................................B-4
Investment Restrictions.................................................B-43
Management..............................................................B-58

Distribution and Authorized Dealer Service Plans........................B-71
Portfolio Transactions and Brokerage....................................B-79
Net Asset Value.........................................................B-84
Other Information Regarding Purchases, Redemptions,
 Exchanges and Dividends................................................B-86
Performance Information.................................................B-89
Shares of the Company...................................................B-106
Taxation................................................................B-109
Financial Statements....................................................B-118
Other Information.......................................................B-118

Appendix A:.............................................................1-A
Appendix B:.............................................................1-B
Appendix C:.............................................................1-C


The date of this Additional Statement is May 1, 1996.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.               GOLDMAN, SACHS & CO.
Adviser to Goldman Sachs Capital                   Distributor
  Growth Fund and                                    85 Broad Street
  Goldman Sachs Select Equity Fund                   New York, New York 10004
One New York Plaza
New York, New York 10004

GOLDMAN SACHS ASSET MANAGEMENT                     GOLDMAN SACHS ASSET
Administrator to all Funds and Adviser to          MANAGEMENT INTERNATIONAL
  Goldman Sachs Small Cap Equity Fund,               Adviser to Goldman Sachs
  Goldman Sachs International Equity Fund,             Asia Growth Fund
  Goldman Sachs Growth and Income Fund               Subadviser to Goldman Sachs
  and Goldman Sachs Balanced Fund                      International Equity Fund
One New York Plaza                                   140 Fleet Street
New York, New York 10004                             London, England EC4A 2BJ

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

                            Toll free.......800-526-7384

                               INTRODUCTION

     Goldman Sachs Equity Portfolios, Inc. (the "Company") is an open-end, management investment company currently offering eight series of shares, including Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Fund"), Goldman Sachs International Equity Fund ("International Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"). Balanced Fund, Growth and Income Fund, Select Equity Fund, Capital Growth Fund, Small Cap Fund, International Fund and Asia Growth Fund are sometimes referred to collectively herein as the "Funds."

     The Company was organized under the laws of the State of Maryland on September 27, 1989. The Company assumed its current name on May 14, 1991. The Directors of the Company have authority under the Company's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Directors have created the Funds, and additional series may be added in the future from time to time. The Select Equity, Growth and Income, International and Asia Growth Funds currently offer four classes of shares: Class A Shares, Class B Shares, Institutional Shares and Service Shares. The Balanced, Capital Growth and Small Cap Equity Funds currently offer Class A and Class B Shares. See "Shares of the Company."

     Goldman Sachs Funds Management, L.P., ("GSFM") an affiliate of Goldman, Sachs & Co.("Goldman Sachs"), serves as investment adviser to Capital Growth Fund and Select Equity Fund. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as investment adviser to Balanced Fund, Growth and Income Fund, Small Cap Fund and International Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment adviser to Asia Growth Fund and subadviser to International Fund. GSFM, GSAM and GSAMI are sometimes referred to collectively herein as the "Advisers." In addition, GSAM serves as administrator of each Fund. Goldman Sachs serves as each Fund's distributor and transfer agent.
Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies. There is no assurance that each Fund will achieve its objective.

                            INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

INVESTING IN ASIA
-----------------

     Asia Growth Fund is intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of Asian Companies (as defined in the Prospectus) as well as the risks associated with investments quoted or denominated in foreign currencies. In addition, certain of Asia Growth Fund's potential investment and management techniques entail special risks. There can be no assurance that Asia Growth Fund will achieve its investment objective. See "Investment Objective and Policies" and "Special Investment Methods and Risk Factors" in the Prospectus.

     The pace of change in Asia over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Asian countries have been relatively attractive. GSAMI believes that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead. Asia Growth Fund concentrates on companies that GSAMI believes are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. See "Special Investment Methods and Risk Factors" in the Prospectus.

   Each of the securities markets of the Asian countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. Certain of the Asian securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The limited liquidity of Asian markets may also affect Asia Growth Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees.

These restrictions may limit Asia Growth Fund's investment in certain of the Asian countries and may increase the expenses of Asia Growth Fund. Certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Asian countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of Asia Growth Fund.

     Each of the Asian countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which Asia Growth Fund invests and adversely affect the value of Asia Growth Fund's assets.

     Asia Growth Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates. Asia Growth Fund may elect, when eligible, to "pass through" to Asia Growth Fund's shareholders those taxes that are treated as income or excess profits taxes for U.S. federal income tax purposes. If Asia Growth Fund is eligible for and makes such election, U.S. shareholders will be required to include in income their proportionate share of the amount of qualifying non-U.S. taxes paid by Asia Growth Fund and may be entitled to claim either a credit or deduction for all or a portion of such taxes. Certain shareholders, including shareholders not subject to U.S. taxation, will not be entitled to the benefit of a deduction or credit with respect to non-U.S. income taxes paid by Asia Growth Fund. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Asia Growth Fund is uninvested and no return is earned on such assets. The inability of Asia Growth Fund to make intended security purchases or sales due to settlement problems could result either in losses to Asia Growth Fund due to subsequent declines in value of the portfolio securities or, if Asia Growth Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

INTERNATIONAL FUND
------------------

   International Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAM and GSAMI believe that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Asia."

   A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAM's and GSAMI's equity team in London, Hong Kong and Tokyo seeks to identify companies that have a high probability of achieving superior long-term returns. Stocks are carefully selected for International Fund's portfolio through a three-stage investment process. Because International Fund is a long-term holder of stocks, the portfolio managers adjust International Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the portfolio managers first identify attractive industries around the world. Such industries have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the portfolio managers identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should always act in the interests of the owners and seek to maximize returns to all stockholders.

 GSAM's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations. See "Investment Policies" and "Advisory and Administrative Services."

     The members of GSAM and GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. In addition, they have access to over 200 economic, equity and currency research professionals of Goldman Sachs in London, Frankfurt, Hong Kong, Tokyo and New York.

BALANCED FUND
-------------

     The investment objective of the Balanced Fund is to provide shareholders with current income and long-term capital growth. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

   GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio is designed to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also providing high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

   MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

   ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - enhances total returns by providing incremental yield. Selecting securities from the second type of issuers -those with low and intermediate but improving credit quality -enhances total returns in two stages. Initially, these securities provide incremental yield. Eventually, price appreciation occurs relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality -will be avoided, since total returns are enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

   YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

SELECT EQUITY FUND
------------------

     Select Equity Fund's investment objective is to provide its shareholders with a total return consisting of capital appreciation plus dividend income that, net of fund expenses, exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Fund will invest at least 90% of its total assets in equity securities.

     The investment strategy of Select Equity Fund will be implemented to the extent it is consistent with maintaining the Fund's qualification as a regulated investment company under the Internal Revenue Code. The Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's annual gross income be derived from the sale or other disposition of stocks or securities (including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days, the Fund will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of the Fund's net assets. The Fund may purchase futures contracts on the S&P 500 Index in order to keep the Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL. The Multifactor Model is a sophisticated computerized rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, yield, growth, momentum, risk and liquidity (e.g. price/earnings ratio, sustainable long-term growth rate, price momentum and market specific risk). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures on the S&P 500 Index); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

CORPORATE DEBT OBLIGATIONS
--------------------------

     Each Fund may invest, under normal market conditions, in corporate debt obligations, including obligations of industrial, utility and financial issuers. Select Equity Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Growth and Income Fund, Capital Growth Fund, Small Cap Fund and Balanced Fund to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Capital Growth Fund, Small Cap Fund, Growth and Income Fund and Balanced Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
-----------------

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for tax and accounting purposes which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
-------------------------------------

     The interest rates payable on certain securities in which Balanced Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
------------------

     Each Fund may invest up to 5% of its total assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MUNICIPAL SECURITIES
--------------------

     Balanced Fund may invest up to 5% of its total assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

 STRUCTURED SECURITIES
 ---------------------

     Balanced Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Balanced Fund's investment.
Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

BANK OBLIGATIONS
----------------

     Balanced Fund may invest up to 5% of its total assets in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

MORTGAGE-BACKED SECURITIES
--------------------------

   GENERAL CHARACTERISTICS. Each Fund (excluding Select Equity Fund) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e. five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

   GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

   GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

   FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the

Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

   FREDDIE MAC CERTIFICATES.  Freddie Mac is a publicly held U.S.
Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

   MORTGAGE PASS-THROUGH SECURITIES.  Each Fund (other than Select Equity
Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

   DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or
                                                    --------
disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion
            --- ----
of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as
                                      --- ----
principal of such
mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

   RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

   CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

   SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata
                                                                  --------
among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

   ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

   VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

   OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

   MULTIPLE CLASS    MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities that represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage- backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

   STRIPPED MORTGAGE-BACKED SECURITIES.   Balanced Fund may invest in
stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
--------------------------------

     Balanced Fund may invest up to 5% of its total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
-----------------------

     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     Each Fund may purchase and sell futures contracts. Each Fund, other than Select Equity Fund, may also purchase and write options on futures contracts. Select Equity Fund may only purchase and sell futures contracts on the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and, except for Select Equity Fund, related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

   FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than Select Equity Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than Select Equity Fund) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

   HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or (other than Select Equity Fund) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Such futures contracts may (except in the case of Select Equity Fund) include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, each Fund (other than Select Equity Fund) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

   OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

   OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and (except for Select Equity Fund) will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and (except for Select Equity Fund) will engage in related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid, high grade debt securities in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
--------------------------------------------

   WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest, although Select Equity Fund has no present intention of doing so. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid, high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid, high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

   PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest although Select Equity Fund has no present intention of doing so. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

   YIELD CURVE OPTIONS. Balanced Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

   RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
-----------------------------

     The Capital Growth Fund, Small Cap Fund and Growth and Income Fund may invest in shares of REITs. The Balanced Fund may invest up to 15% of its total assets (determined at the time of purchase) in shares of REITs that are not self-administered or self-managed. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
----------------------------------

     Each Fund may invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. Select Equity Fund has no present intention of acquiring warrants or rights. Each Fund will not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights which are not listed on the New York or American Stock Exchanges. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
------------------

     Investments in foreign securities may offer potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Investments in foreign securities may involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. International Fund and Asia Growth Fund may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.
Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of Foreign Securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     International Fund, Asia Growth Fund, Capital Growth Fund, Small Cap Fund, Growth and Income Fund and Balanced Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     A Fund (other than Select Equity Fund) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Capital Growth Fund,
Small Cap Fund, Growth and Income Fund and Balanced Fund may enter into forward foreign currency exchange contracts for hedging purposes. International Fund and Asia Growth Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     International Fund and Asia Growth Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. International Fund and Asia Growth Fund may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid, high grade debt securities into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of International Fund and Asia Growth Fund, forward contracts entered into to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

       Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

   WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  International
Fund, Capital Growth Fund, Small Cap Fund, Growth and Income Fund, Asia Growth Fund and Balanced Fund each may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. International Fund and Asia Growth Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, International Fund and Asia Growth Fund may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, International Fund and Asia Growth Fund may use options on currency to seek to increase total return. International Fund and Asia Growth Fund may write
(sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, International Fund and Asia Growth Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, International Fund and Asia Growth Fund accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     International Fund and Asia Growth Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. International Fund and Asia Growth Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise International Fund and Asia Growth Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by either Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. International Fund and Asia Growth Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

   SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS
--------------

     The Balanced Fund may enter into currency swaps for hedging purposes and International Fund and Asia Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Advisers believe that swaps do not constitute senior securities as defined in the Act, and, accordingly, will not treat them
as being subject to a Fund's borrowing restrictions.   An amount of cash or
liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the Fund will be maintained in a segregated account by the Fund's custodian.

     A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that currency swaps are illiquid investments that are subject to each Fund's 15% limitation on such investments.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's average duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.
A Fund is required to hold and maintain in a segregated account with the Fund's custodian until the settlement date, cash and liquid, high grade debt securities in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

REPURCHASE AGREEMENTS
---------------------

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.



                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Company as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of Capital Growth Fund is fundamental and may not be changed without the affirmative approval of a majority (as defined in the Act) of the outstanding voting securities of Capital Growth Fund. The investment objective of each other Fund and all other investment policies or practices of each Fund are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in each Fund's Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Company or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Company or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund's fundamental investment restriction no. 1, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained.

CAPITAL GROWTH FUND AND SELECT EQUITY FUND
------------------------------------------

     Each of Capital Growth Fund and Select Equity Fund may not:

     1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 10% of the applicable Fund's total assets (in the case of the Capital Growth Fund not including the amount borrowed); while such borrowings exceed 5% of such Fund's assets, the Fund will not make any additional investments; and (b) in connection with the redemption of Fund shares, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indexes, options on futures contracts or indexes and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or that Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities. (As a matter of non-fundamental policy, under normal conditions, the securities of any one issuer may not exceed 5% of the Select Equity Fund's net assets at the time of purchase.)

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for a Fund as a result of the ownership of securities.

     9. Invest in commodities except that a Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such future contracts, and purchase and sell currencies (and options thereon) or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, a Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction Nos. 1, 4, 5 and 9.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, a Fund may not:

     1. Purchase or retain the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Purchase the securities of any issuer if by such purchase a Fund would own more than 10% of the voting securities of such issuer.

     3. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     4. Write covered calls or put options with respect to more than 25% of the value of its net assets, invest more than 25% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options held by a Fund at any time will not exceed 20% of the Fund's total net assets.

     5. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"); or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     6. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-basked securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

SMALL CAP FUND
--------------

     Small Cap Fund may not:

     (1) Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 10% of the Fund's total assets, not including the amount borrowed; while such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments; and
(b) in connection with the redemption of Fund shares, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indices, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing.

     (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     (3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     (5) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (6) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (7) Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     (8) Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis as described in the Prospectus.

     (9) Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     (10) Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restrictions 1, 3, 4 and 8.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     3. Write covered calls or put options with respect to more than 25% of the value of its net assets, invest more than 25% of its net assets in protective put options or more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options held by the Fund at any time will not exceed 20% of the Fund's total net assets.

     4. Invest (a) more than 15% or its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     5. Purchase the securities of any issuer if, as to 75% of the Fund's assets at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

INTERNATIONAL FUND
------------------

   International Fund may not:

     (1) Borrow money, except from banks on a temporary basis, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, short sales, transactions in currency, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

     (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities, political subdivisions or authorities.

     (3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     (4) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     (5) Make short sales of securities, except short sales against-the-box, or maintain a short position.

     (6) Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     (7) Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (8) Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed- delivery basis, as described in the Prospectus.

     (9) Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     (10) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as permitted in Investment Restriction No. (1).

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuer if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     3. Write covered calls or put options with respect to more than 25% of the value of its total assets or invest more than 5% of its total assets in puts, calls, spreads or straddles, other than protective put options.

     4. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     5. Purchase the securities of any issuer if, as to 75% of the Fund's assets at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     6. Purchase additional securities if the Fund's borrowings exceed 5% of its total assets.

ASIA GROWTH FUND
----------------

     The Asia Growth Fund may not:

     1. Borrow money, except (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding one-third of the Fund's total assets, including the amount borrowed; (b) in connection with the redemption of shares of such Fund or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, the entry into currency transactions, options, futures contracts, including those relating to indices, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing.

     2. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     5. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     6. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     7. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

     9. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     10. Issue any senior security (as such term is defined in Section 18(f) of the Act), except as permitted in fundamental investment restrictions 1, 3, 4 and 8.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of other investment companies or more than 5% of its total assets in the securities of any one investment company, in each case calculated at the time of purchase, or acquire more than 3% of the voting securities of any other investment company.

     3. Write covered calls or put options with respect to more than 25% of the value of its net assets or invest more than 5% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options held by the Fund at any time will not exceed 5% of the Fund's total assets.

     4. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     5. Purchase the securities of any issuer if, as to 75% of the Fund's assets at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

     6. Purchase additional securities if the Fund's borrowings exceed 5% of its total assets.

GROWTH AND INCOME FUND
----------------------

   Growth and Income Fund may not:

     1. Borrow money, except from banks on a temporary basis in an aggregate amount not exceeding 10% of the value of the Fund's total assets, provided that the Fund is required to maintain asset coverage of at least 300% for all borrowings. For purposes of this investment restriction, forward contracts, swaps, options, futures contracts and options on futures contracts, and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures contracts and options on futures.

     6. Make short sales of securities (except short sales against-the-box, or maintain a short position).

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     9. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed delivery basis as described in the Prospectus.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction No. 1.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its investment advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Write covered calls or put options with respect to more than 25% of the value of its net assets, invest more than 25% of its net assets in protective put options or more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value of premiums paid on all options other than protective put options, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

     3. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     4. Purchase additional securities while the Fund's borrowings exceed 5% of its total assets.



BALANCED FUND
-------------

     The Balanced Fund may not:

     1. Borrow money, except (a) from banks for temporary or emergency purposes or for clearance of transactions in amounts not exceeding one-third of the Fund's total assets, including the amount borrowed; (b) in connection with the redemption of shares of such Fund or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (d) transactions in mortgage dollar rolls which are accounted for as financings, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Act. For purposes of this investment restriction, short sales, currency transactions, forward contracts, currency, mortgage, index and interest rate swaps, interest rate caps, floors and collars, options, futures contracts, options on futures contracts or indices and forward commitment transactions shall not constitute borrowing.

     2. Purchase the securities of any one issuer, other than the U.S. Government or any or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations and
(b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the United States Government, its agencies or instrumentalities.

     3. Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures.

     6. Make short sales of securities, except short sales against-the-box, or maintain a short position.

     7. Underwrite any issue of securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be underwriting.

     8. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

     10. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it may invest; however, the Fund may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.

     11. Issue any senior security (as such term is defined in Section 18(f) of the Act) except as permitted in Investment Restriction Nos. 1, 4, 5 and 9.

     In addition to the investment restrictions mentioned above, the Directors of the Company have voluntarily adopted the following policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment restrictions in that they may be changed or amended by action of the Directors of the Company without prior notice to or approval of shareholders. Accordingly, the Fund may not:

     1. Purchase the securities of any issuers if the officers, directors or partners of the Company, its advisers or managers owning beneficially more than one-half of 1% of the securities of such issuer, together own beneficially more than 5% of such securities.

     2. Write covered calls or put options with respect to more than 25% of the value of its net assets or invest more than 5% of its net assets in puts, calls, spreads or straddles, other than protective put options. The aggregate value of premiums paid on all options, other than protective puts, held by the Fund at any time will not exceed 5% of the Fund's total net assets.

     3. Invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     4. Purchase additional securities if the Fund's borrowings exceed 5% of its total assets.

     5. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-basked securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For purposes of the foregoing limitations, with respect to each Fund any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund's fundamental investment restriction regarding borrowings, the Fund must maintain asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed.

MANAGEMENT

     Information pertaining to the Board of Directors and officers of the Company is set forth below. Directors and officers deemed to be "interested persons" of the Company for purposes of the Act are indicated by an asterisk.

NAME AND                 AGE; POSITIONS WITH COMPANY; PRINCIPAL
ADDRESS                  OCCUPATION(S) DURING PAST 5 YEARS
--------                 --------------------------------------

Paul C. Nagel, Jr.       73; Chairman; Retired.  Director and
19223 Riverside Dr.      Chairman of the Finance and Audit
Tequesta, FL 33469       Committees, Great Atlantic & Pacific Tea Co., Inc.;
                         Director, United Conveyor Construction.

Ashok N. Bakhru          53; Director; President, ABN Associates,
1235 Westlakes Dr.       Inc. since June 1994.  Retired, Senior
Drive, Suite 385         Vice President of Scott Paper Company;
Berwyn, PA 19312         Director of Arkwright Mutual Insurance Company;
                         Trustee of International House of Philadelphia;
                         Member of Cornell University Council; Trustee of the
                         Walnut Street Theatre.

*Marcia L. Beck          40; President and Director; Director
One New York Plaza       Mutual Funds Group, GSAM (since
New York, NY 10004       September 1992); Vice President and Senior Portfolio
                         Manager, (GSAM from June 1988 to present).

*David B. Ford           50; Director; General Partner, Goldman
One New Plaza            Sachs, since 1986.  Chairman and Chief
New York, NY 10004       Executive Officer of GSAM since December
                         1994.

*Alan A. Shuch           46; Director; Director and Vice President
One New York Plaza       of Goldman Sachs Fund Management, Inc.
New York, NY 10004       (from April 1990 to November 1994);
                         President and Chief Operating Officer, GSAM (from
                         September 1988 to November 1994); Limited Partner,
                         Goldman Sachs (since December 1994).

NAME AND                 AGE; POSITIONS WITH COMPANY; PRINCIPAL
ADDRESS                  OCCUPATION(S) DURING PAST 5 YEARS
------------------       --------------------------------------

Jackson W. Smart, Jr.65; Director;     Chairman and Chief Executive
One Northfield Plaza     Officer, MSP Communications Inc. (a company
Suite #218               engaged in radio broadcasting) (since
Northfield, IL           November 1988); Director, Federal Express
60093                    Corporation; Director, North American Private Equity
                         Group (a venture capital fund).

William H. Springer  66; Director; Vice Chairman of Ameritech
701 Morningside Dr.      (a telecommunications holding company;
Lake Forest, IL          February 1987 to retirement in August
60045                    1992); Vice Chairman, Chief Financial and
                         Administrative Officer, Ameritech (prior thereto);
                         Director, American Information Technologies corporation; Director Walgreen Co. (a retail drugstore business); Director of Baker, Fentress & Co. (a closed-ended, non-diversified management investment company).

Richard P. Strubel 56; Director; Managing Director, Tandem 70 West Madison St. Partners, Inc. (since 1990); President
Suite 1400               and Chief Executive Officer, Microdot,
Chicago, IL 60602        Inc. (a diversified manufacturer of
                         fastening systems and connectors)
                         (January 1984 to October 1994).

*Pauline Taylor          49; Vice President; Vice President of
4900 Sears Tower         Goldman Sachs (since June 1992);
Chicago, IL 60606        Consultant (1989 to June 1992).

*John W. Mosior          57; Vice President; Vice President, Goldman
4900 Sears Tower         Sachs, and Manager of Shareholder
Chicago, IL 60606        Services for GSAM Funds Group.

*Nancy L. Mucker         46; Vice President; Vice President, Goldman
4900 Sears Tower         Sachs, and Manager of Shareholder
Chicago, IL 60606        Services for GSAM Funds Group.

*Scott M. Gilman         36; Treasurer; Director, Mutual Funds
One New York Plaza       Administration, GSAM (since April 1994);
New York, NY 10004       Assistant Treasurer of Goldman Sachs Funds Management,
                         Inc. (since March 1993); Vice
                         President, Goldman Sachs (since March 1990);
                         Assistant Treasurer of the Company (April 1990 to
                         October 1991).

NAME AND                 AGE; POSITIONS WITH COMPANY; PRINCIPAL
ADDRESS                  OCCUPATION(S) DURING PAST 5 YEARS
-----------              ------------------------------------

*Michael J. Richman  35; Secretary; Vice President and Assistant
85 Broad Street          General Counsel of Goldman Sachs (since
New York, NY 10004       June 1992); Associate General Counsel to
                         the Funds Group, GSAM (since February 1994); Partner,
                         Hale and Dorr (September 1991 to June 1992).

*Howard B. Surloff       30; Assistant Secretary; Counsel and Vice
85 Broad Street          President, Goldman Sachs (since November
New York, NY 10004       1993 and May 1994, respectively); Counsel to the Funds
                         Group of GSAM (since November 1993); Formerly
                         Associate of Shereff Friedman, Hoffman & Goodman
                         (prior thereto).

*Steven E. Hartstein     32; Assistant Secretary; Legal Products
85 Broad Street          Analyst, Goldman Sachs (June 1993 to
New York, NY 10004       present); Funds Compliance Officer, Citibank Global
                         Asset Management (August 1991 to June 1993).

*Deborah A. Robinson     24; Assistant Secretary; Administrative
85 Broad Street          Assistant, Goldman Sachs since January 1994;
New York, NY 10004       formerly at Cleary, Gottlieb, Steen & Hamilton.

_____________

*  "Interested person" of the Company for purposes of the Act.

     The Company's Directors and officers hold comparable positions with certain other investment companies of which the Advisers or Goldman Sachs are the investment adviser, administrator, and/or distributor. As of ____________, 1996, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of common stock of each of the Funds.

The following table sets forth certain information with respect to the compensation of each Director of the Company for the one-year period ended January 31, 1996:

                                       Pension or                Total
                                       Retirement            Compensation
                      Aggregate         Benefits          from Goldman Sachs
                    Compensation       Accrued as            Mutual Funds
                      from the     Part of Company's          (including
Name of Trustee        Company          Expenses              the Company)*

Paul C. Nagel, Jr.  $                    $0               $
Ashok N. Bakhru                           0
Marcia L. Beck                            0
David B. Ford                             0
Alan A. Shuch                             0
Jackson W. Smart                          0
William H. Springer                       0
Richard P. Strubel                        0

______________

* The Goldman Sachs Mutual Funds consisted of __ mutual funds, including the seven series of the Company, on January 31, 1996.


ADVISORY AND ADMINISTRATIVE SERVICES
------------------------------------

      As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to Capital Growth Fund and Select Equity Fund. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Small Cap Fund, International Fund, Balanced Fund and Growth and Income Fund. GSAMI, 140 Fleet Street, London, England, EC4A 2BJ acts as the Investment Adviser and Subadviser to Asia Growth Fund and International Fund, respectively. GSAM serves as administrator to each Fund pursuant to an administration agreement. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties as investment adviser or subadviser and GSAM's duties as administrator to the Funds.


      Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka,

Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.


      The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.


      In managing the portfolios of Funds, GSAM and GSAMI have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide.
The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

      In allocating assets in International Fund's portfolio among various currencies, GSAM and GSAMI will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, GSAM and GSAMI will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the International Fund's investment objective and criteria.
      Each Fund's investment advisory agreement and administration agreement and International Fund's subadvisory agreement provides that the Adviser and GSAM, respectively, may render similar services to others as long as the services provided by the Adviser and GSAM thereunder are not impaired thereby.


      The Funds' advisory agreements were most recently approved by the Directors of the Company, including a majority of the Directors of the Company who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Directors"), on April 24, 1996. These arrangements were most recently approved by the shareholders of Capital Growth Fund and Select Equity Fund, at shareholders' meetings held on November 27, 1991 and by the sole initial shareholder of each of Small Cap Fund, International Fund, Growth and Income Fund, Asia Growth Fund and Balanced Fund on September 16, 1992, October 23, 1992, January 29, 1993, June 1, 1994 and October 4, 1994, respectively. Each Fund's agreement will remain in effect until June 30, 1997 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Directors of the Company, and (b) the vote of a majority of the non-interested Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval. Each advisory agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Directors of the Company or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Company.


      Pursuant to the advisory agreements for Small Cap Fund, International Fund, Growth and Income Fund and Balanced Fund, GSAM is entitled to receive a fee payable monthly by such Funds equal on an annual basis to 0.75%, 0.25%, 0.55% and 0.50%, respectively, of such Funds' average daily net assets. GSAM voluntarily has agreed to limit its advisory fee with respect to International Fund to an annual rate equal to 0.71% of International Fund's average daily net assets.

      Pursuant to the advisory agreements for Capital Growth Fund and Select Equity Fund, GSFM is entitled to receive a fee payable monthly by such Funds equal on an annual basis to 0.75% and 0.50%, respectively, of such Fund's average daily net assets. GSFM voluntarily has agreed to limit its advisory fee with respect to Select Equity Fund to an annual rate equal to 0.44% of Select Equity Fund's average daily net assets.


      Pursuant to a separate Subadvisory Agreement with GSAMI and GSAM, the International Fund pays GSAMI a monthly subadvisory fee equal on an annual basis to 0.50% of such Fund's average daily net assets. GSAMI voluntarily has agreed to limit its advisory fee with respect to International Fund to an annual rate equal to ___% of International Fund's average daily net assets. The fee paid by International Fund to GSAMI is in addition to the fee it pays to GSAM for advisory services.


      Pursuant to Asia Growth Fund's advisory agreement, GSAMI is entitled to receive a fee payable monthly by the Fund equal on an annual basis to 0.75% of the Fund's average daily net assets. GSAMI voluntarily has agreed to limit its advisory fee with respect to Asia Growth Fund to an annual rate equal to 0.71% of Asia Growth Fund's average daily net assets.


      GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

      For the last three fiscal years the amounts of the investment advisory fees incurred by each Fund then in existence were as follows:


                               1996           1995          1994
                               ----           ----          ----

Balanced Fund1                  $               $   6,814         $  N/A
Select Equity Fund2                               475,941           475,941
Growth and Income Fund3                           621,416           100,926
Capital Growth Fund                             6,543,621         5,469,962
Small Cap Fund                                  2,539,424           941,891
International Fund2                               796,627           331,134
Asia Growth Fund2,4                               414,813            N/A

----------------------------

1     Commenced operations on October 12, 1994.
2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit advisory fees to 0.44%, 0.71% and 0.71%, respectively of Select Equity, International and Asia Growth Fund's average daily net assets.
3     Commenced operations on February 5, 1993.
4     Commenced operations on July 8, 1994.


      For the last three fiscal years, had expense limitations not been in effect, Select Equity, International and Asia Growth Funds would have paid the following investment advisory fees:

                                 1996           1995                1994
                                 ----           ----                ----

Select Equity Fund/1/           $               $                 $
International Fund/2/
Asia Growth Fund/3/

----------------------------
1 In addition, the expenses of Select Equity Fund were reduced or otherwise limited in the amounts of $_____________, $__________ and $___________, respectively, by the Investment Adviser for such periods.
2 In addition, the expenses of International Fund were reduced or otherwise limited in the amounts of $_____________, $__________ and $___________, respectively, by the Investment Adviser for such periods.
3 In addition, the expenses of Asia Growth Fund were reduced or otherwise limited in the amounts of $_____________, $__________ and $___________, respectively, by the Investment Adviser for such periods.


      For the fiscal years ended January 31, 1994, 1995 and 1996, International Fund paid GSAMI subadvisory fees of $662,267, $1,593,255 and $__________, respectively.

      Pursuant to the administration agreements, GSAM's administrative responsibilities include, subject to the general supervision of the Directors of the Company, (a) providing supervision of all aspects of the Company's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with each Fund), (b) providing the Company, to the extent not provided pursuant to its custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Company, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Company's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities, (d) providing the Company, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and
(e) maintaining all of the Company's records other than those maintained pursuant to such agreements.


      GSAM is entitled to receive a fee from the Balanced and Growth and Income Funds, computed daily and payable monthly, at an annual rate equal to 0.15% of each Fund's average daily net assets and GSAM is entitled to a fee from each other Fund, computed daily and payable monthly at an annual rate equal to 0.25% of each Fund's average daily net assets; however, GSAM voluntarily has agreed to limit its administration fee with respect to Select Equity, International and Asia Growth Funds to an annual rate equal to 0.15% of Select Equity, International and Asia Growth Fund's average daily net assets. Although it has no current intention to do so, GSAM may modify or discontinue such limitation in the future at its discretion.

      For the last three fiscal years the amounts of the administration fees paid by each Fund then in existence were as follows:


                              1996            1995            1994
                              ----            ----            ----

Balanced Fund1                $                $   2,044          $      N/A
Select Equity Fund/2/                              231,128            237,970
Growth and Income Fund/3/                          169,477             27,525
Capital Growth Fund                              2,181,207          1,823,321
Small Cap Fund                                     846,475            313,964
International Fund/2/                              796,627            331,134
Asia Growth Fund/2/,/4/                            138,271               N/A

-----------------------------
1     Commenced operations on October 12, 1994.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSAM to limit Select Equity, International and Asia Growth Fund's administration fee to 0.15% of the Fund's average daily net assets.
3     Commenced operations on February 5, 1993.
4     Commenced operations on July 8, 1994.

      ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS
MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

      Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.


      From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

      In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

      The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

      The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

      An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

      In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

      Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

      Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman

Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

      From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

      It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------


      Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Company dated February 1, 1993, as amended as of January 30, 1996. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A and Class B Shares of the Funds. Goldman Sachs received a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1994, 1995 and 1996.


      Goldman Sachs retained the following commissions on sales of Class A Shares during the following periods:

                             1996        1995     1994
                             ----        ----     ----

Balanced Fund/1/              $                 $ 14,000         $     N/A

Select Equity Fund                                  58,000          37,000
Growth and Income Fund/2/                          361,000          59,000
Capital Growth Fund                                815,000         859,000
Small Cap Fund                                     868,000       1,035,000
International Fund                                 660,000       1,121,000
Asia Growth Fund/3/                                829,000             N/A
      -------------------------------
1     Commenced operations on October 12, 1994.
2     Commenced operations on February 5, 1993.
3     Commenced operations on July 8, 1994.



      Goldman Sachs serves as the Company's transfer agent. Under its transfer agency agreement with the Company, Goldman Sachs has undertaken with the Company to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Company's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Company by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee with respect to each Fund with respect to Class A Shares and Class B Shares equal to $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing agents).


      Select Equity Fund pays Goldman Sachs a fee for transfer agency services at the foregoing rate with respect to its Class A shares and at a rate equal to 0.04% of Select Equity Fund's average daily net assets attributable to its Institutional Shares and Administrative Shares. The transfer agency fees paid by Select Equity Fund with respect to a particular class are allocated to the shares of such class.

      For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:


                              1996              1995          1994
                              ----              ----          ----
Balanced Fund/1/          $                   $  20,000        N/A
Select Equity Fund                              151,230      111,104

Growth and Income Fund/2/                          262,158        74,053
Capital Growth Fund                                694,014       498,169
Small Cap Fund                                     600,618       142,256
International Fund                                 481,169       150,203
Asia Growth Fund/3/3                                  120,000         N/A

-------------------------
1     Commenced operations on October 12, 1994.
2     Commenced operations on February 5, 1993.
3     Commenced operations on July 8, 1994.


      The Company's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Company will indemnify Goldman Sachs against certain liabilities.


             DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

      CLASS A DISTRIBUTION PLANS.  As described in the Prospectus, the
Company with respect to Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

      The Class A Plans were most recently approved on April 24, 1996 by a majority vote of Directors of the Company, including a majority of the non-interested Directors of the Company who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Class A Plans. The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets.

      Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, Growth and Income, Capital Growth and Small Cap Equity Funds and to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A Shares of Select Equity, International and Asia Growth Funds. Goldman Sachs has no current intention of modifying or discontinuing its fee waiver for the other Funds but may do so in the future at its discretion.

      Each Class A Plan was amended effective June 1, 1995 to reduce the fee payable under the Plan from 0.50% of average daily net assets attributable to Class A Shares. At the time of such amendment the Board of Directors approved the Authorized Dealer Service Plan pursuant to which personal and account maintenance services are provided. See "Management --Authorized Dealer Service Plans."

      For the fiscal year ended January 31, 1996 the amounts paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:


                                  1996
                                  ----

Balanced Fund/1/
Select Equity Fund
Growth and Income Fund
Capital Growth Fund
Small Cap Fund
International Fund
Asia Growth Fund/2/

-----------------------
1     Commenced operations on October 12, 1994.
2     Commenced operations on July 8, 1994.

      Prior to June 1,1995, Goldman Sachs limited its fees under each Fund's Distribution Plan to 0.25% of the Fund's average daily net assets. Had Goldman Sachs' voluntary limitation not been in effect, Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Fund, International Fund and Asia Growth Fund would have paid Goldman Sachs $6,814, $462,256, $564,924, $4,362,414, $1,692,950, $1,593,254 and $276,542,
respectively during 1995 pursuant to their respective Distribution Plans.

      During the fiscal year ended January 31, 1996, Goldman Sachs incurred the following expenses in connection with distribution and personal and account maintenance services under the Class A Plan of each Fund then in existence:


                                       Compentsation                     Printing and      Preparation
                                       and Expenses       Allocable      Mailing of        and
                                       of the             Overhead       Prospectuses      Distribution
                                       Distributor        Telephone      to Other          of Sales
                      Compensation     & Its Sales        and Travel     Than Current      Literature and
                      To Dealers       Personnel          Expenses       Shareholders      Advertising
                      -------------    --------------     ----------     -------------     ----------------
Fiscal Year Ended
January 31, 1996:

Balanced Fund/1/      $                  $                   $              $                  $

Select
Equity Fund

Growth and
Income Fund

Small
Cap Fund

International
Fund

Asia Growth Fund/2/

________________
1 Commenced operation on October 12, 1994.
2 Commenced operation on July 8, 1994.


The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

      The Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. If the Plans were terminated by the Directors of the Company and no successor plans were adopted, each Fund would cease to make payments to Goldman Sachs under the Distribution Plans and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

      Under the Plans, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Directors of the Company for their review, and the Directors of the Company will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

      The Class A Plans will remain in effect until June 1, 1996 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Directors of the Company, including a majority of the non-interested Directors of the Company who have no direct or indirect financial interest in the Class A Plan. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of the affected Fund. All material amendments of the Class A Plan must also be approved by the Directors of the Company in the manner described above. A Class A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Directors of the Company or by vote of a majority of the Class A Shares of the applicable Fund. So long as the Class A Plan is in effect, the selection and nomination of non-interested Directors of the Company shall be committed to the discretion of the non-interested Directors. The Directors of the Company have determined that in their judgment there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their Class A shareholders.

      The Funds' Class A Plans were most recently approved by the Directors of the Company, including the non-interested Directors at a meeting held on April 24, 1996. The Plans for Capital Growth Fund and Select Equity Fund were most recently approved by shareholders at a meeting held on November 27, 1991. The Plans for each of Small Cap Fund, International Fund, Growth and Income Fund, Asia Growth Fund and Balanced Fund were approved by its sole initial shareholder on September 16, 1992, October 23, 1992, January 29, 1993, June 1, 1994 and October 4, 1994, respectively.

AUTHORIZED DEALER SERVICE PLAN
------------------------------


  As described in the prospectus, each Fund's Class A and Class B Shares has adopted a non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. Each Service Plan has been approved by the Board of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Service Plan, at a meeting held on April 24, 1996. Each Fund's Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A or Class B shares.

      For the period June 1, 1995 through January 31, 1996, each Fund paid Authorized Dealer Service fees at the foregoing rate for each Fund's Class A Shares.

      The Service Plans will remain in effect until June 1, 1997 and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Directors of the Company, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Directors of the Company in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Directors of the Company or by vote of a majority of the outstanding voting securities of the affected Fund. The Directors of the Company have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and their shareholders.

      CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Company has adopted on behalf of the Funds distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

      The Class B Plans were approved on January 30, 1996 on behalf of the Company by a majority vote of the Company's Board of Directors, including a majority of the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the Class B Plans (the "non-interested Directors"), cast in person at a meeting called for the purpose of approving the Class B Plans. The Class B Plans were approved by the sole initial shareholders of the Class B Shares of the Funds on January 30, 1996.

      With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

      The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Company's Board of Directors and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

      Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Directors for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

      The Class B Plans will remain in effect with respect to the Funds from year to year, provided such continuance is approved annually by a majority vote of the Board of Directors, including a majority of the non-interested Directors. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plan must also be approved by the Board of Directors of the Company in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Directors or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plan is in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors. The Directors have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

EXPENSES
--------

      Except as set forth in the Prospectus under "Management," the Company is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the

Advisers, the fees payable to GSAM, the fees and expenses payable to the Company's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Company's shares under federal or state securities laws, expenses of the organization of the Company, fees and expenses incurred by the Company in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Company for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Company), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Company's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer service and administration plans, compensation and expenses of its "non-interested" Directors and extraordinary expenses, if any, incurred by the Company. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

      The Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Balanced, Select Equity, International, Asia Growth and Growth and Income Funds (excluding advisory, administration, distribution and authorized dealer service fees, and in the case of Select Equity, International, Asia Growth and Growth and Income Funds, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10% of the average daily net assets of Balanced Fund, 0.06% of the average net assets of Select Equity Fund, 0.24% of the average daily net assets of International Fund, 0.11% of the average daily net assets of Growth and Income Fund and 0.24% of the average daily net assets of Asia Growth Fund. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Adviser at its discretion at any time.

      Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

      For the last three fiscal years the amounts of the expenses of each Fund then in existence that were reduced or otherwise limited were as follows:

                                    1996      1995   1994
                                    ----      ----   ----

Balanced Fund1                      $       $ 95,906    $ N/A
Growth and Income Fund/2/                    106,725   319,899
Small Cap Fund                                 N/A           0
International Fund                             N/A           0
Asia Growth Fund/3/                          135,905      N/A

______________________________

1  Commenced operations on October 12, 1994.
2  Commenced operations on February 5, 1993.
3  Commenced operations on July 8, 1994.

      Each Adviser has voluntarily agreed to reduce the fees payable to it by a Fund (to the extent of its fees) by an amount (if any) that the Fund's expenses would exceed the expense limitations applicable to such Fund imposed by states securities administrators, as such limitations may be lowered or raised from time to time. These expense limitations apply to the advisory and administration fees paid by each Fund and the subadvisory fees paid by International Fund, but do not apply to taxes, interest, brokerage, fees and distribution, authorized dealer service and administration fees and, where
permitted, extraordinary expenses such as for litigation.    The Advisers will
reduce their respective fees by the amount of such excess in amounts proportionate to such investment advisory, administration and subadvisory fees. Currently, the most restrictive expense limitation of state securities commissions of which the Company is aware is 2-1/2% of a Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

      State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Company's portfolio securities and cash. State Street also maintains the Company's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Company and to hold cash for the Company.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

      Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Company. In addition to audit services, Arthur Andersen LLP prepares the Company's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. A Fund will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

      In placing orders for portfolio securities of a Fund, the Advisers are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing investment advisory services for the Company.

      On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Directors of the Company.

      Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Company, including a majority of the Directors who are not "interested" Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

      In addition, Goldman Sachs, as a member firm of the New York Stock Exchange may effect exchange transactions and receive compensation therefor if expressly so authorized in a written contract with the Company. The Company, on behalf of each Fund, has entered into such a contract with Goldman Sachs. Goldman Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of the Funds. The Directors of the Company will review and approve all the Funds' portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith. The Company, of course, will effect its portfolio transactions in a manner consistent with all applicable laws.

    For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                        Total            Total            Brokerage
                                                        Brokerage        Amount of          Commissions
                                      Total             Commissions      Transaction      Paid
                                      Brokerage         Paid to          on which         to Brokers
                                      Commissions       Affiliated       Commissions      Providing
                                      Paid              Persons          Paid             Reserach
                                      ------------     -------------     ------------     --------------
Fiscal Year Ended
January 31, 1996:

Balaned Fund/2/                        $                 $                 $

Select Equity Fund

Growth and Income
 Fund

Capaital Growth Fund

Small Cap Fund

International Fund

Asia Growth Fund/4/



                                                        Total            Total                       Brokerage
                                                        Brokerage        Amount of                     Commissions
                                      Total             Commissions      Transaction                 Paid
                                      Brokerage         Paid to          on which                    to Brokers
                                      Commissions       Affiliated       Commissions                 Providing
                                      Paid              Persons          Paid                        Reserach
                                      ------------     -------------     ------------                --------------

Fiscal Year Ended
January 31, 1995:

Balanced Fund/1/                      $9,652            $1,522(16%)/2/     $7,216,224(10%)/3/               0

Select Equity Fund                    119,192           0(0%)/2/           99,616,396(0%)/3/                0

Growth and Income
 Fund                                 637,080           77,404(12%)/2/     468,165,610(7%)/3/               0

Capital Growth Fund                   1,427,413         273,076(19%)/2/    786,135,073(13%)/3/              0

Small Cap Fund                        555,667           23,137(4%)/2/      392,235,715(2%)/3/               0

International Fund                    1,799,525         0(0%)/2/           546,364,113(0%)/3/               0

Asia Growth Fund(4)                   1,002,148         67,754(7%)/2/      171,880,775(2%)/3/               0


                                                                                Total                       Brokerage
                                                                                Amount of                   Commissions
                                      Total             Total Brokerage         Transactions                Paid
                                      Brokerage         Commissions Paid        on which                    to Brokers
                                      Commissions       to Affiliated           Commissions                 Providing
                                      Paid              Persons                 Paid                        Reserach
                                      ------------     -------------            ------------                --------------

Fiscal Year Ended
January 31, 1994:


Select Equity Fund              $  187,041         $ 3,857(2%)(2)               $306,043,566(1%)(3)                -0-

Growth and
Income Fund(5)                   2,974,075         274,704(9%)(2)               74,091,306(27%)(3)                 -0-

Capital Growth Fund              1,448,921         225,448(16%)(2)              652,557,899(12%)(3)                -0-

Small Cap
Fund                               448,145          27,826(6%)(2)               520,543,798(1%)(3)                 -0-

International
Fund                               765,594            -0-(0%)(2)                202,360,486(0%)(3)                 -0-

----------------------------

1     Balanced Fund commenced operations on October 12, 1994.
2     Percentage of total commissions paid.

3     Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
4     Asia Growth Fund commenced operations on July 8, 1994.
5     Growth and Income Fund commenced operations on February 5, 1993.
6     Small Cap Fund commenced operations on October 22, 1992.
7     International Fund commenced operations on December 1, 1992.

During the fiscal year ended January 31, 1995, the Company acquired and sold securities of its regular broker-dealers: Daiwa Securities, Kidder Peabody & Co., Lehman Brothers, Chemical Securities, United Bank of Switzerland, Sanwa Securities, Swiss Bank Corp., JP Morgan & Co., Bankers Trust Company and NationsBank Corp. As of January 31, 1995, the Company held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): Capital Growth Fund and Small Cap Fund owned securities issued by Swiss Bank Corp. in the amounts of $51,409 and $12,673, respectively. The Select Equity Fund owned securities issued by Swiss Bank Corp. and NationsBank Corp. in the amounts of $2,144 and $1,321, respectively. The Growth and Income Fund owned securities issued by Lehman Brothers, Chemical Securities and Swiss Bank Corp. in the amounts of $2,305, $758 and $15,588, respectively. The Balanced Fund owned securities issued by Bankers Trust Company, Chemical Securities and Lehman Brothers in the amounts of $50, $12, and $250, respectively.


                              NET ASSET VALUE

      Under the Act, the Directors of the Company are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Directors of the Company, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

      In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Directors of the Company will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

      Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the Nasdaq National Market ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) exchange traded options and futures contracts will be valued at the last sale price in the market where such contracts are principally traded; (d) forward foreign currency exchange contracts will be valued using a pricing service (such as Reuters), then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (e) debt securities, other than money market instruments, will be valued on the basis of dealer-supplied quotations or by using a pricing service approved by the Board of Directors if such prices are believed by the Adviser to accurately represent market value; money market instruments, which are defined as those debt securities with a remaining maturity of 60 days or less, will be valued at amortized cost; (f) overnight repurchase agreements will be valued at cost and term repurchase agreements will be valued at the average of bid quotations obtained daily from at least two recognized dealers; (g) OTC and exchange traded options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (h) all other securities, including those for which a pricing service supplies no quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with procedures established by the Board of Directors of the Company.

      Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Directors deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

      The proceeds received by each Fund and each other series of the Company (as defined herein under "Shares of the Company") established by the Directors of the Company from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Company. Expenses of the Company with respect to the Funds and the other series of the Company are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

              OTHER INFORMATION REGARDING PURCHASES, REDEMPTIONS,
                           EXCHANGES AND DIVIDENDS

    The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
--------------------------

      If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION
---------------------


      A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A shares (acquired by purchase or exchange) of the Funds and Class A shares of any other Goldman Sachs Portfolio (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Class A shares purchased without the imposition of a sales charge may not be aggregated with Class A shares purchased subject to a sales charge. Class A shares of the Funds and any other Goldman Sachs Portfolio purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Portfolio purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A shares of the Funds and Class A shares of any other Goldman Sachs Portfolio purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION
----------------------


      If a shareholder anticipates purchasing at least $50,000 of Class A shares of a Fund alone or in combination with Class A shares of any other Goldman Sachs Portfolio within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested.
For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------

    A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Portfolio or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Portfolios or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
--------------------------

      A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

      A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

      Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

DIVIDENDS
---------
      Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of a Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years, will be offset against capital gains realized during the current year.

                          PERFORMANCE INFORMATION

      A Fund may from time to time quote or otherwise use total return and/or yield information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

      Yield is computed by dividing net investment income earned: during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

      The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

      Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

      Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      From time to time the Company may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
(b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers

Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) the Value-Line Composite-Price Return; (p) the Wilshire 4500 Index; (q) the FT-Actuaries Europe and Pacific Index, and (r) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data and (s) the FT-Actuaries Europe and Pacific Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Capital                                    ended
Growth
Fund--                      4/20/90*       1/31/96        $1,000
Class A Shares

-Assumes 5.5%
 sales charge                                                              $                %                 %
-Assumes no
 sales charge                                                              $                %                 %

                                            one year
                                            ended
                             2/1/95         1/31/96        $1,000

-Assumes 5.5%
 sales charge                                                              $                %                 %
-Assumes no
 sales charge                                                              $                %                 %

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Select
Equity Fund--              5/24/91*       ended
  Class A Shares                          1/31/96           $1,000

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

Select Equity
Fund --
Institutuional
Shares                       6/15/95           ended
                                               1/31/96        $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Small
Cap Fund--                 10/22/92*      ended             $1,000
  Class A Shares                          1/31/96

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                            1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
International
Fund--                     12/1/92*       ended             $1,000
  Class A Shares                          1/31/96

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                            1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Growth
and Income                                ended
Fund                       2/5/93*        1/31/96           $1,000
Class A Shares

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Asia Growth                               ended
Fund--                     7/8/94*        1/31/95           $1,000
  Class A Shares

-Assumes 5.5%
sales charge                                                              $                 %                  N/A
-Assumes no
sales charge                                                              $                 %                  N/A

                                              one year
                            2/1/95          ended
                                            1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                  N/A
-Assumes no
 sales charge                                                             $                 %                  N/A

                                         VALUE OF $1,000 INVESTMENT
                                               (TOTAL RETURN)

                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
  Balanced                                ended
  Fund--                   10/12/94*      1/31/96           $1,000
  Class A Shares

-Assumes 5.5%
sales charge                                                              $                 %                  N/A
-Assumes no
sales charge                                                              $                 %                  N/A

                                            one year
                            2/1/95          ended
                                            1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                  N/A
-Assumes no
 sales charge                                                             $                 %                  N/A

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
  Capital                                 ended
Growth
Fund                       4/20/90*       1/31/96           $1,000

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95            ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
  Select
  Equity Fund              5/24/91*       ended
                                          1/31/96           $1,000

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

Select Equity
Fund --
Institutuional                                 ended
Shares                       6/15/95           1/31/96        $1,000


-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
  Small
Cap Fund                   10/22/92*      ended             $1,000
                                            1/31/96

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                              one year
                            2/1/95            ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
International
Fund                       2/1/92*        ended
                                          1/31/96           $1,000

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                            1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)
      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Growth
and Income                                ended
Fund                       2/5/94*          1/31/96         $1,000

-Assumes 5.5%
sales charge                                                              $                 %                %
-Assumes no
sales charge                                                              $                 %                %

                                            one year
                            2/1/95          ended
                                              1/31/96       $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                %
-Assumes no
 sales charge                                                             $                 %                %

                          VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)

      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      --------      ---------------  ---------         ----------
Asia Growth                               ended
Fund                       7/8/94*          1/31/96        $1,000


-Assumes 5.5%
sales charge                                                              $                 %                   N/A
-Assumes no
sales charge                                                              $                 %                   N/A

                                              one year
                                            ended
                             2/1/95         1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                   N/A
-Assumes no
 sales charge                                                             $                 %                   N/A

                         VALUE OF $1,000 INVESTMENT
                                (TOTAL RETURN)
      ASSUMING NO VOLUNTARY WAIVER OF FEES AND NO EXPENSE REIMBURSEMENTS


                                                                        Net Asset Value
                          Investment      Investment      Amount        of Investment
Fund                      Date            Period          Invested      at Period End    Cumulative        Annualized
----                      ----------      ----------      -------       ---------------  ---------         ----------
Balanced                                  ended
Fund                       10/12/94*      1/31/96          $1,000


-Assumes 5.5%
sales charge                                                              $                 %                   N/A
-Assumes no
sales charge                                                              $                 %                   N/A

                                            one year
                                            ended
                             2/1/95         1/31/96         $1,000

-Assumes 5.5%
 sales charge                                                             $                 %                   N/A
-Assumes no
 sales charge                                                             $                 %                   N/A
------------------

*  Commencement of Operations

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

      The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.


      In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

      A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

      Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                            SHARES OF THE COMPANY


      The Funds are series of the Company, which is a Maryland corporation authorized to issue 2,000,000,000 shares of common stock. The Company assumed its present name in May 1991. Prior thereto, the name of the Company was Goldman Sachs Capital Growth Fund, Inc. Each Fund then in existence commenced "doing business" under the name used herein in February 1994. As specified in the Company's Charter, the names of the funds are Goldman Sachs Balanced Fund, GS Select Equity Fund, GS Growth and Income Fund, GS Capital Growth Fund, GS Small Cap Equity Fund, GS International

Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Mid-Cap Equity Fund. The Directors of the Company have authority under the Company's Charter to create and classify shares of capital stock in separate series without further action by shareholders. As of the date of this Additional Statement, the Directors of the Company have authorized shares of eight series, seven of which are described in this Additional Statement. Additional series may be added in the future.

      The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.


      The Directors also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Directors have classified the shares of the Mid-Cap Equity Fund into two classes: Institutional and Service Shares. Select Equity, Growth and Income, Small Cap Equity, International Equity and the Asia Growth Funds have been classified into four classes: Institutional Shares, Service Shares, Class A Shares and Class B Shares. Each other series of the Company has Class A Shares and Class B Shares outstanding.


      Each Institutional Share, Service Share, Class A Share and Class B Share of a Fund represents a proportionate interest in the assets belonging to the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A Shares or Class B Shares and transfer agency fees are borne at different rates by Class A Shares or Class B Shares than Institutional and Service Shares. The Directors may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC. Each class of shares may have different minimum investment requirements and are entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

      Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers. Institutional Shares pay a transfer agency fee equal to 0.04% of the average daily net assets of a Fund attributable to such class.


      Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares. Service Shares pay transfer agency fees at the rate of 0.04% of the average daily net assets of the Fund attributable to Service Shares.


      Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Except for Select Equity, International and Asia Growth Funds, Goldman Sachs has voluntarily agreed to waive its entire distribution fee. Goldman Sachs has no current intention of modifying or discontinuing such limitation but may do so in the future at its discretion. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares. Class A Shares pay a transfer agency fee equal to $12,000 per year plus $7.50 per account together with out-of-pocket and transaction related expenses.


      Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.


      It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares and Class B Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.


      Certain aspects of the shares may be altered, after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

      When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.


      As of ____________, 1996, [insert 5% shareholder].


      Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.


                                 TAXATION

      The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Company. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

      Each Fund is a separate taxable entity and has elected to be treated or intends to elect to be treated and to qualify for each taxable year, as a regulated investment company under Subchapter M of the Code.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) such Fund derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stock or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

      If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing requirements, at least 90% of its "investment company taxable income" (which includes dividends, interest, accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss and certain net realized foreign exchange gains and is reduced by deductible expenses), such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Asia Growth Fund or International Fund and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund fails to distribute at least 90% of its investment company taxable income or otherwise does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

       Select Equity Fund has received a private letter ruling from the Internal Revenue Service which confirms that its issuance of multiple classes of shares will not adversely affect its tax status and the tax treatment of its distributions.

      In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are treated as distributed by the Fund and are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund has $183,543 of capital loss carryforwards, which expire in 2002, available to offset future capital gains.

      Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain derivatives such as interest rate or currency swaps, floors, caps and collars may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

      Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment.

      A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from options, futures or forward contracts, as described above, will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

      Each Fund (other than Select Equity Fund) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If, as may occur for Asia Growth Fund and International Fund, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in income (in addition to taxable distributions actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      If the Asia Growth and International Funds make this election, their respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Asia Growth and International

Funds, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

      If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Asia Growth Fund or International Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Asia Growth Fund and International Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund.

      Shareholders who are not liable for U.S. income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year that the Asia Growth Fund or International Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing its investment company taxable income.

      If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rentals, royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

      Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to eliminate or minimize any adverse tax consequences.

U.S. SHAREHOLDERS - DISTRIBUTIONS
---------------------------------

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction for corporations. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by Asia Growth Fund or International Fund will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


U.S. SHAREHOLDERS - SALE OF SHARES
----------------------------------

      When a shareholder's shares are sold, redeemed or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. If, however, a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of the sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund.

      Each Fund may be required to withhold federal income tax at a rate of 31% from dividends and share redemption and exchange proceeds to individuals and other non-exempt shareholders ("backup withholding") who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
---------------------

      Shareholders who, as to the United States, are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors generally will be subject to U.S. withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Asia Growth Fund or International Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

      Any gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. investors should consult their tax advisers about the applicability of U.S. federal income or withholding taxes to certain distributions received by them.

Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
---------------

      Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                             FINANCIAL STATEMENTS

      The audited financial statements and related Reports of Independent Public Accountants, contained in the 1996 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                             OTHER INFORMATION

      Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share, as of January 31, 1996, the maximum offering price of each Fund's Class A shares would be as follows:


                                       Maximum     Offering
                           Net Asset   Sales       Price to
                              Value    Charge        Public
                           ---------   --------    --------
Balanced Fund               $           $            $
Select Equity Fund
Growth and Income
Fund
Capital Growth Fund
Small Cap Fund
International Fund
Asia Growth Fund


      Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

      The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

      The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

Appendix A

                         DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------------------------------------------------------------*  The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often

                                      1-A
the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                                      2-A

                        STANDARD & POOR'S RATINGS GROUP

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. BB is the highest rating within the speculative grade category.

      D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

      Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                      3-A

                                  Appendix B


      The Company may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

      . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

      . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

      . total stock market capitalizations of specific countries and regions on a global basis;

      . performance of securities markets of specific countries and regions; and

      . value of a dollar amount invested in a particular market or type of security over different periods of time.

      In addition, the Company may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                      1-B

                                Appendix C


               BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

      Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

      OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

      OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

      WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

      WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

      WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

      INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-C

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


      Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

      .     Privately owned and ranked among Wall Street's best capitalized firms, with assets exceeding $54 billion and partners capital and subordinated liabilities of over $4.5 billion as of November 25, 1994.

      .     Thirty-one offices worldwide where professionals focus on
identifying financial opportunities (includes a staff of 1,100 in London, 650 in Tokyo, 150 in Hong Kong and 4,000 in 11 offices throughout the U.S.).

      .    An equity research budget of $120 million for 1995.


      .     The number one lead manager of U.S. common stock offerings for the past six years (1989-1994) with 18% of the total dollar volume.*


      .     Premier lead manager of negotiated municipal bond offerings over the past five years (1990-1994), aggregating $114 billion.




* Source:  Securities Data Corporation. Ranking excludes REITs, Trusts,
  ------------------------------------
Rights and closed-end Fund offerings

                                      2-C

              GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865        End of Civil War

1869        Marcus Goldman opens Goldman Sachs

1890        Dow Jones Industrial Average first published

1896        Goldman Sachs joins New York Stock Exchange


1906        Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

            Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972        Dow Jones Industrial Average breaks 1000


1986        Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992        Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995        Dow Jones Industrial Average breaks 4000

                                      3-C

                                    PART C

                               OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not Applicable

(b)   Exhibits

      The following exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed on October 5, 1989 (Reference A), to Pre-Effective Amendment No. 3 to such Registration Statement filed on April 6, 1990 (Reference B), to Post-Effective Amendment No. 1 to such Registration Statement filed on September 28, 1990 (Reference C), to Post-Effective Amendment No. 4 to such Registration Statement filed on October 22, 1991 (Reference D), to Post-Effective Amendment No. 7 to such Registration Statement filed on July 31, 1992 (Reference E), to Post-Effective Amendment No. 8 to such Registration Statement filed on December 1, 1992 (Reference F), to Post-Effective Amendment No. 9 to such Registration Statement filed on April 1, 1993 (Reference G), to Post-Effective Amendment No. 10 to such Registration Statement filed on July 30, 1993 (Reference H), to Post-Effective Amendment No. 11 to such Registration Statement filed on March 31, 1994 (Reference I), to Post-Effective Amendment No. 12 to such Registration Statement filed on May 26, 1994 (Reference J), to Post-Effective Amendment No. 13 to such Registration Statement filed on August 4, 1994 (Reference K), to Post-Effective Amendment No. 14 to such Registration Statement filed on November 30, 1995 (Reference L), Post-Effective Amendment No. 16 to such Registration Statement filed on March 31, 1995 (Reference M)and Post-Effective Amendment No. 17 to such Registration Statement filed on May 31, 1995 (Reference N):

      1.(a)   Articles of Incorporation of the Registrant. (Reference A)

      1.(c)   Form of Articles Supplementary. (Reference E)

      1.(d)   Form of Articles Supplementary. (Reference F)

      1.(e)   Form of Articles Supplementary for Goldman Sachs. (Reference I)

      1.(f)   Articles Supplementary for Goldman Sachs

              Balanced Fund.  (Reference L)

      2.      Bylaws of the Registrant. (Reference A)

      2.(b)   Form of Articles of Amendment. (Reference D)

      3.      Not applicable.

      4.      Not applicable.


      6.(a) Distribution Agreement between Registrant on behalf of Goldman Sachs Capital Growth Fund, Goldman Sachs Select Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and
              Income Fund and Goldman, Sachs & Co.   (Reference G)

      6.(b)   Form of Dealer Agreement between Goldman, Sachs & Co. and any
              Authorized Dealer.   (Reference G)

      6(c). Amended Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference K).

      7.      Not applicable.

      8. Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

      8.(a) Custodian Fee Schedule between Registrant on behalf of Goldman Sachs Small Cap Equity Fund and State Street Bank &
              Trust Company.   (Reference G)

      8.(b) Custodian Fee Schedule between Registrant on behalf of Goldman Sachs International Equity Fund and State Street Bank
              & Trust Company.   (Reference G)

      9. Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference C)

      10.     Not applicable.

      12.     Not applicable.

      13.     Form of Subscription Agreement. (Reference B)

      14.     Not applicable.

      15.(a) Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs Capital Growth Fund. (Reference C)

      15.(b)  Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs
              Select Equity Fund.   (Reference G)

      15.(c)  Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs
              Small Cap Equity Fund.   (Reference G)

      15.(d)  Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs
              International Equity Fund.   (Reference G)

      15.(e) Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs Growth and Income Fund. (Reference G)

      15.(f) Form of Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs Asia Growth Fund. (Reference I)

      15(g). Distribution Plan pursuant to Rule 12b-1 of Goldman Sachs Balanced Fund. (Reference L)

      15(h). Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 of the Registrant (Reference N)

      15(i).  Authorized Dealer Service Plan of the Registrant (Reference N)

      15(j). Administration Plan on behalf of Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Select Equity Fund (Reference N)

      16.     Schedule of Computation of Registrant's performance data.
              (Reference L)

      18. Form of Plan entered into by Registrant pursuant to Rule 18f-3. (Reference M)

      19. Powers of Attorney from Messrs. Paul C. Nagel, Jr.,Marcia L. Beck, , Ashok N. Bakhru, David B. Ford, Robert P. Mayo, Alan
              A. Shuch, Jackson W. Smart, Jr., William H. Springer, Richard
              P. Strubel, Scott M. Gilman and Michael J.Richman. (Reference L)

The following exhibits are filed herewith electronically pursuant to EDGAR rules:

      5.(a) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Capital Growth Fund and Goldman Sachs Asset Management.

      5.(b) Administration Agreement between Registrant on behalf of Goldman Sachs Capital Growth Fund and Goldman Sachs Asset Management.

      5.(c) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Select Equity Fund and Goldman Sachs Asset Management.

      5.(d) Administration Agreement between Registrant on behalf of Goldman Sachs Select Equity Fund and Goldman Sachs Asset Management.

      5.(e) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Small Cap Equity Fund and Goldman Sachs Asset Management.

      5.(f) Administration Agreement between Registrant on behalf of Goldman Sachs Small Cap Equity Fund and Goldman Sachs Asset Management.

      5.(g) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management.

      5.(h) Investment Subadvisory Agreement by and among the Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management and Goldman Sachs Asset Management International.

      5.(i) Administration Agreement between Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management.

      5.(j) Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Growth and Income Fund and Goldman Sachs Asset Management.

      5.(k) Administration Agreement between Registrant on behalf of Goldman Sachs Growth and Income Fund and Goldman Sachs Asset Management.

      5.(l) Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Asia Growth Fund and Goldman Sachs Asset Management International.

      5.(m) Administration Agreement between Registrant on behalf of Goldman Sachs Asia Growth Fund and Goldman Sachs Asset Management.

      5.(n). Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Balanced Fund and Goldman Sachs Asset Management.

      5(o). Administration Agreement between Registrant on behalf of Goldman Sachs Balanced Fund and Goldman Sachs Asset
              Management.

      5(p). Administration Agreement between Registrant on behalf of Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Asset Management.

      5(q). Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Asset Management.

      11(a).  Consent of Arthur Andersen LLP.


ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           --------------------------------------------------
           REGISTRANT.
           ----------

Not applicable.


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES (AS OF FEBRUARY 20, 1996).
           ---------------------------------------------------------

                                                          Number of
      Title of Class                                      Record Holders
      --------------                                      --------------

      Goldman Sachs Capital Growth Fund Shares                 31,060
      Goldman Sachs Select Equity Fund Shares                   6,760
         Institutional Class                                       10
      Goldman Sachs Small Cap Equity Fund Shares               17,512
      Goldman Sachs International Equity Fund Shares           16,685
         Institutional Class                                        3
      Goldman Sachs Growth and Income Fund Shares              27,527
      Goldman Sachs Asia Growth Fund Shares                    10,582
         Institutional Class                                        1
      Goldman Sachs Balanced Fund Shares                        2,683
      Goldman Sachs Mid-Cap Equity Fund                             5

ITEM 27. INDEMNIFICATION.
         ---------------

Article VII of the Registrant's Bylaws provides for indemnification of the Registrant's directors and officers under certain circumstances.

Section 9 of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. under certain circumstances.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
         ----------------------------------------------------

The business and other connections of the officers and general partners who have direct responsibility for the asset management division of Goldman, Sachs & Co. are listed on the Uniform Application for Investment Adviser Registration ("Form ADV") of Goldman, Sachs & Co. (No. 801-16048), Goldman Sachs Funds Management, L.P. (No. 801-37591), and Goldman Sachs Asset Management International (No. 801-38157), as applicable. These Form ADV's are currently on file with the Securities and Exchange Commission, the texts of which are hereby incorporated by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS.
          ----------------------

(a) Goldman, Sachs & Co., or an affiliate or a division thereof, currently serves as investment adviser and distributor of the units of Goldman Sachs Money Market Trust, Trust for Credit Unions and for shares of Paragon Treasury Money Market Fund, Financial Square Trust, Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor of the units of The Benchmark Fund and for shares of Paragon Portfolio.

(b) Set forth below is certain information pertaining to the general partners of Goldman, Sachs & Co., Registrant's principal underwriter. Each of the following persons is a general partner of Goldman, Sachs & Co. and, except for Messrs. Ford and Shuch, does not hold a position with Registrant. Messrs. Ford and Shuch are Directors of Registrant.

      Name and Principal                      Name and Principal
      Business Address                        Business Address
      ------------------                      ------------------

      Jon S. Corzine, Chairman (1)(2)         Robert J. Hurst (2)
      Henry M. Paulson, Jr., Chairman (1)(2)  Howard C. Katz (2)
      Roy J. Zuckerberg (5)                   Peter K. Barker (9)
      David M. Silfen (5)                     Eric S. Dobkin (5)
      Richard M. Hayden (7)                   Willard J. Overlock, Jr. (2)
                                              Jonathan L. Cohen (2)

      Frederic B. Garonzik (7)              Donald F. Textor (5)
      Kevin W. Kennedy (2)                  Thomas B. Walker, III (2)
      William C. Landreth (8)               Patrick J. Ward (7)
      Daniel M. Neidich (2)                 Jeffrey M. Weingarten (7)
      Edward Spiegel (5)                    Jon Winkelried (2)
      Robert F. Cummings, Jr. (2)           Richard E. Witten (2)
      Angelo De Caro (2)                    Gregory K. Palm (2)(7)
      Steven G. Einhorn (5)                 Carlos A. Cordeiro (7)
      David B. Ford (2)                     John O. Downing (5)
      David M. Leuschen (2)                 Mark Evans (13)
      Michael R. Lynch (2)                  Michael D. Fascitelli (2)
      Michael D. McCarthy (2)               Sylvain M. Hefes (7)
      Donald C. Opatrny, Jr. (2)            Reuben Jeffrey, III (7)
      Thomas E. Tuft (5)                    Lawrence H. Linden (2)
      Robert J. Katz (1)(2)                 Jun Makihara (10)
      Michael P. Mortara (2)                Masanori Mochida (10)
      Lloyd C. Blankfein (2)                Robert B. Morris III (11)(7)
      John P. Curtin, Jr. (2)               Philip D. Murphy (14)
      Gavyn Davies (7)                      Suzanne M. Nora Johnson (9)
      Dexter D. Earle (5)                   Terence M. O'Toole (2)
      John Ehara (10)                       Carl G.E. Palmstierna (7)
      J. Christopher Flowers (2)            Michael G. Rantz (7)
      Gary Gensler (2)                      J. David Rogers (5)
      Charles T. Harris, III (2)            Joseph Sassoon (7)
      Thomas J. Healey (2)                  Peter Savitz (7)(2)
      Stephen Hendel (2)                    Charles B. Seelig, Jr. (2)
      Robert E. Higgins (2)                 Ralph F. Severson (11)
      Ernest S. Liu (5)                     Gene T. Sykes (9)
      Eff W. Martin (11)                    Gary A. Syman (10)
      Charles B. Mayer, Jr. (2)             Leslie C. Tortora (2)
      Michael J. O'Brien (7)                John L. Townsend, III (2)
      Mark Schwartz (2)                     Lee G. Vance (7)
      Stephen M. Semlitz (2)                David A. Viniar (2)
      Robert K. Steel (5)                   John S. Weinberg (2)
      John A. Thain (2)(7)                  Peter A. Weinberg (2)
      John L. Thornton (7)                  Laurence M. Weiss (2)
      Bracebridge H. Young, Jr. (7)         George W. Wellde, Jr. (10)
      Joseph R. Zimmel (2)                  Jaime E. Yordan (2)(16)
      Barry L. Zubrow (2)                   Sharmin Mossavar-Rahmani (5)
      Gary L. Zwerling (2)                  Hideo Ishihara (10)
      Jon R. Aisbitt (7)                    Paul M. Achleitner (14)
      Andrew M. Alper (2)                   Armen A. Avanessians (2)
      William J. Buckley (5)                Joel S. Beckman (2)
      Frank L. Coulson, Jr. (2)             David W. Blood (7)
      Connie Duckworth (8)                  Zachariah Cobrinik (10)
      Richard A. Friedman (2)               Gary D. Cohn (7)
      Alan R. Gillespie (7)                 Christopher A. Cole (2)
      Joseph H. Gleberman (2)               Henry Cornell (13)
      Jacob D. Goldfield (2)                Robert V. Delaney (2)
      Steven M. Heller (2)                  Joseph Della Rosa (5)
      Ann F. Kaplan (2)                     J. Michael Evans (7)
      Robert S. Kaplan (2)                  Lawton W. Fitt (5)
      Peter D. Kiernan, III (2)             Joseph D. Gatto (2)
      John P. McNulty (5)                   Peter C. Gerhard (2)
      T. Willem Mesdag (14)                 Nomi P. Ghez (5)
      Gaetano J. Muzio (11)                 David T. Hamamoto (2)
      Robin Neustein (2)                    Walter H. Haydock (2)(15)
      Timothy J. O'Neill (2)                David L. Henle (5)
      Scott M. Pinkus (2)                   Francis J. Ingrassia (2)
      John J. Powers (2)                    Scott B. Kapnick (7)
      Stephen D. Quinn (2)                  Kevin M. Kelly (2)
      Arthur J. Reimers, III (7)            John C. Kleinert (2)
      James P. Riley, Jr. (2)               Jonathan L. Kolatch (2)
      Richard A. Sapp (7)                   Peter S. Kraus (2)

      Name and Principal
      Business Address
      ----------------

      Robert Litterman (2)
      Jonathan M. Lopatin (2)
      Thomas J. Macirowski (2)
      Peter G. Mallinson (13)
      Oki Matsumoto (10)
      E. Scott Mead (7)
      Eric M. Mindich (5)
      Steven T. Mnuchin (2)
      Thomas K. Montag (2)
      Edward A. Mule (2)
      Kipp M. Nelson (7)
      Christopher K. Norton (2)
      Robert J. O'Shea (2)
      Wiet H. Pot (7)
      Jack L. Salzman (5)
      Eric S. Schwartz (5)
      Michael F. Schwerin (2)
      Richard S. Sharp (7)
      Richard G. Sherlund (5)
      Michael S. Sherwood (7)
      Cody J. Smith (2)
      Daniel W. Stanton (5)
      Esta E. Stecher (2)
      Frederic E. Steck (2)
      Byron D. Trott (8)
      Barry S. Volpert (2)
      Peter S. Wheeler (13)
      Anthony G. Williams (7)
      Gary W. Williams (5)
      Tracy R. Wolstencroft (4)
      Danny O. Yee (13)
      Michael J. Zamkow (2)
      Mark A. Zurack (5)
      Jim O'Neill (2)
      Peter D. Sutherland (7)


______________
(1)  Management Committee
(2)  85 Broad Street, New York, NY  10004
(3)  Mellon Bank Center, 1735 Market Street, 26th Floor, Philadelphia, PA 19103
(4)  100 Crescent Court, Suite 1000, Dallas, TX 75201
(5)  One New York Plaza, New York, NY 10004
(6)  1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(8)  4900 Sears Tower, Chicago, IL 60606
(9)  333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071
(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-ku, Tokyo 107, Japan

(11) 555 California Street, 45th Floor, San Francisco, CA 94104
(12) Exchange Place, 53 State Street, 13th Floor, Boston, MA 02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3

     Garden Road, Hong Kong

(14) Finanz GmbH, MesseTurm, 60308 Frankfurt am Main, Germany
(15) Munsterhof 4, 8022, Zurich, Switzerland

(16) Casa de Bolsa, S.A. de C.V. Av. de las Palmas 405, Piso 18. Lomas de Chapultepec Mexico 11000, D.F.

(c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated hereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, except transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.


ITEM 31.  MANAGEMENT SERVICES.
         --------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based upon the Fund's average net assets and on the number of portfolio transactions.


ITEM 32.  UNDERTAKINGS.
          ------------

      (a) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, which relates to the assistance to be rendered to shareholders by the Directors of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a Director.

      (b) The Annual Report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 1st day of March, 1996.

                              GOLDMAN SACHS EQUITY PORTFOLIOS, INC.


                                 Michael J. Richman
                              ------------------------------------
                              Michael J. Richman, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                             Title                      Date
----                             -----                      ----
/s/ Paul C. Nagel, Jr.*          Director                   March 1, 1996
---------------------------
Paul C. Nagel, Jr.


/s/ Marcia L. Beck*              President                  March 1, 1996
---------------------------
Marcia L. Beck                   and Director
                                 of the Company


/s/ Scott M. Gilman*             Treasurer                  March 1, 1996
---------------------------
Scott M. Gilman                  and Principal
                                 Financial and
                                 Accounting Officer


/s/ Ashok N. Bakhru*             Director                   March 1, 1996
---------------------------
Ashok N. Bakhru


/s/ David B. Ford*               Director                   March 1, 1996
---------------------------
David B. Ford


/s/ Alan A. Shuch*               Director                   March 1, 1996
---------------------------
Alan A. Shuch

/s/ Jackson W. Smart, Jr.*       Director                   March 1, 1996
---------------------------
Jackson W. Smart, Jr.


/s/ William H. Springer*         Director                   March 1, 1996
---------------------------
William H. Springer


/s/ Richard P. Strubel*          Director                   March 1, 1996
---------------------------
Richard P. Strubel


*By:   Michael J. Richman
    ------------------------
      Michael J. Richman
      Attorney-in-fact

                                 Exhibit Index


The following exhibits are filed as part of this Post-Effective Amendment No. 20 to the Registration Statement:

      5.(a) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Capital Growth Fund and Goldman Sachs Asset Management.

      5.(b) Administration Agreement between Registrant on behalf of Goldman Sachs Capital Growth Fund and Goldman Sachs Asset Management.

      5.(c) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Select Equity Fund and Goldman Sachs Asset Management.

      5.(d) Administration Agreement between Registrant on behalf of Goldman Sachs Select Equity Fund and Goldman Sachs Asset Management.

      5.(e) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Small Cap Equity Fund and Goldman Sachs Asset Management.

      5.(f) Administration Agreement between Registrant on behalf of Goldman Sachs Small Cap Equity Fund and Goldman Sachs Asset Management.

      5.(g) Investment Advisory Agreement between Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management.

      5.(h) Investment Subadvisory Agreement by and among the Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management and Goldman Sachs Asset Management International.

      5.(i) Administration Agreement between Registrant on behalf of Goldman Sachs International Equity Fund and Goldman Sachs Asset Management.

      5.(j) Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Growth and Income Fund and Goldman Sachs Asset Management.

      5.(k) Administration Agreement between Registrant on behalf of Goldman Sachs Growth and Income Fund and Goldman Sachs Asset Management.

      5.(l) Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Asia Growth

                  Fund and Goldman Sachs Asset Management International.

      5.(m) Administration Agreement between Registrant on behalf of Goldman Sachs Asia Growth Fund and Goldman Sachs Asset Management.

      5.(n). Investment Advisory Agreement between the Registrant on behalf of Goldman Sachs Balanced Fund and Goldman Sachs Asset Management.

      5(o). Administration Agreement between Registrant on behalf of Goldman Sachs Balanced Fund and Goldman Sachs Asset Management.

      5(p). Administration Agreement between Registrant on behalf of Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Asset Management.

      5(q). Investment Advisory Agreement between Registrant on behalf of Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Asset Management.

      11(a).      Consent of Arthur Anderson LLP